SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement                  [_] Soliciting Material Under Rule
[_]  Confidential, For Use of the                        14a-12
       Commission Only (as permitted
       by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[_]  Definitive Additional Materials

American States Water Company
------------------------------------------------------------------------------------------------------------------------------------------------------

(Name of Registrant as Specified In Its Charter)

------------------------------------------------------------------------------------------------------------------------------------------------------

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)  Title of each class of securities to which transaction applies:
____________________________________________________________________________________
2)  Aggregate number of securities to which transaction applies:
3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)  Proposed maximum aggregate value of transaction:
____________________________________________________________________________________
5)  Total fee paid:
[_] Fee paid previously with preliminary materials:
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
____________________________________________________________________________________
      1) Amount previously paid:
____________________________________________________________________________________
      2) Form, Schedule or Registration Statement No.:
____________________________________________________________________________________
      3) Filing Party:
____________________________________________________________________________________
      4) Date Filed:

Notice of the 2007 Annual Meeting of Shareholders and the 2007 Proxy Statement

Notice of 2007 Annual Meeting of Shareholders

Date:	May 22, 2007

Time:	10:00 a.m., Pacific Time

Location:	Pasadena Hilton
168 S. Los Robles Avenue
Pasadena, California

Record Date:	March 23, 2007

Agenda:	To elect the following four class I directors to the board of directors to serve until the annual meeting in 2009 or until their successors are duly elected and qualified:

Mr. James L. Anderson Dr. Diana M. Bontá Ms. Anne M. Holloway Mr. Floyd E. Wicks

To ratify the appointment of PricewaterhouseCoopers LLP as the independent auditors To transact any other business which may properly come before the 2007 annual meeting or any adjournment thereof.

By order of the board of directors:

Mr. Robert J. Sprowls Corporate Secretary San Dimas, California April 6, 2007

Directions for Attending the 2007 Annual Meeting

     We will hold the 2007 annual meeting at the Pasadena Hilton, 168 S. Los Robles Avenue, Pasadena, California.

     For shareholders of record, the detachable portion of your proxy card is your ticket to the 2007 annual meeting. Please present your ticket when you reach the registration area at the 2007 annual meeting.

     For shareholders who hold shares through a brokerage firm, bank or other holder of record, your admission ticket is the copy of your latest account statement showing your investment in our common shares. Please present your account statement to one of our representatives at the 2007 annual meeting. You cannot vote your shares at the 2007 annual meeting unless you have obtained a legal proxy from your broker, bank or other shareholder of record. A copy of your account statement is not sufficient for this purpose.

Directions to the Pasadena Hilton

INFORMATION ABOUT THE 2007 ANNUAL MEETING	1
What is the purpose of the 2007 annual meeting?	1
Who may attend the 2007 annual meeting?	1
How may I vote my shares in person at the 2007 annual meeting?	1
How may I vote my shares without attending the 2007 annual meeting?	2
May I change my vote after I submit a proxy?	2
How may I cast my vote?	3
May I cumulate my votes for a director?	3
How does the board recommend that I vote at the 2007 annual meeting?	3
How will the named proxies vote if I send in my proxy without voting instructions?	3
How will the named proxies vote if a nominee is unable to serve as director?	3
What vote is required to approve each of the proposals?	4
What happens if cumulative voting occurs?	4
What is the quorum requirement for the 2007 annual meeting?	4
Who bears the costs of proxy distribution and solicitation?	4
What does it mean if I receive more than one proxy or voting instruction card?	5
Who will serve as inspector of election?	5
How is an annual meeting adjourned?	5
BOARD STRUCTURE AND COMMITTEES	5
How is the board of directors structured?	5
What are the procedures for changing the number of directors?	5
How are vacancies filled on the board of directors?	6
Under what circumstances may a director be removed from the board?	6
What committees does the board of directors have?	6
How often did the board and each of the committees meet?	7
NOMINATING AND GOVERNANCE COMMITTEE	7
What is the function of the nominating and governance committee?	7
How does the nominating and governance committee assess candidates to fill vacancies on the board?	7
What is the role of the board in the nomination process?	8
Who are the members of the nominating and governance committee?	8
How may a shareholder nominate a person to serve on the board?	8
Did we pay fees to any third party to assist us in evaluating or identifying potential nominees to the board?	9
Did we receive any nominations for director from certain large beneficial owners of our common shares?	9

i

AUDIT AND FINANCE COMMITTEE	9
Who are the members of the audit and finance committee?	9
Does the audit and finance committee have any audit committee financial experts?	9
Audit and Finance Committee Report	9
COMPENSATION COMMITTEE	10
What is the function of the compensation committee?	10
Compensation Committee Interlocks and Insider Participation	10
GOVERNANCE OF THE COMPANY	11
Is each of our board and committee members independent?	11
Do we have any relationships with any executive officer?	12
What procedures do we use for reviewing and approving relationships between us and our directors and executive officers?	12
Have any of our directors or executive officers been involved in certain legal proceedings during the past five years?	13
What is our policy regarding attendance by board members at our annual meetings?	13
What is the process for shareholders and other interested persons to send communications to our board?	13
What are the requirements for submission of shareholder proposals?	13
STOCK OWNERSHIP	14
Are there any large owners of our common shares?	14
How much stock do directors and management own?	15
Section 16(a) Beneficial Ownership Reporting Compliance	16
PROPOSAL 1: ELECTION OF DIRECTORS	16
What is the experience of each nominee for election as a director?	16
What is the experience of each class II director?	17
How did we compensate our directors in 2006?	18
EXECUTIVE OFFICERS	21
What has been the business experience of our executive officers during the past five years?	21
Compensation Discussion and Analysis	22
Compensation Committee Report	27
How were certain of our executive officers compensated in 2006?	27
What plan-based awards did we make to these executive officers in 2006?	30
What equity awards granted to these executive officers were outstanding at the end of the year?	31

ii

Did any of these executive officers exercise options or have restricted stock or restricted stock units vest in 2006?		32
What pension benefits are payable to these executive officers?		32
Are any of these executive officers participants in a non-qualified deferred compensation plan?		34
What are the terms of these executives’ change in control agreements?		34
What do we estimate we will pay each of these executive officers in the event his or her employment is terminated as a result of a change in control?		35
PROPOSAL 2: RATIFICATION OF AUDITORS		37
What are the audit and finance committee’s pre-approval policies and procedures?		37
Principal Accounting Fees and Services		37
OTHER MATTERS		38
OBTAINING ADDITIONAL INFORMATION FROM US		38
APPENDIX I	AUDIT AND FINANCE COMMITTEE CHARTER

iii

April 6, 2007

American States Water Company
630 East Foothill Blvd.
San Dimas, California 91773

2007 Proxy Statement

     We are sending this proxy statement and the accompanying proxy to each of our shareholders of record on or about April 6, 2007 in connection with the solicitation by our board of directors of proxies to be voted at our 2007 annual meeting and any adjournments thereof. We have set the record date for determining the shareholders entitled to vote at the 2007 annual meeting as the close of business on March 23, 2007. As of March 23, 2007, we had 17,059,269 common shares outstanding. Each of our common shares is entitled to one vote.

     We will hold our 2007 annual meeting on May 22, 2007 at 10:00 a.m., Pacific Time, at the Pasadena Hilton, 168 S. Los Robles Avenue, Pasadena, California.

INFORMATION ABOUT THE 2007 ANNUAL MEETING

What is the purpose of the 2007 annual meeting?

     At our 2007 annual meeting, we will ask our shareholders to elect four class I directors who will serve until our annual meeting of shareholders in 2009 or until our shareholders duly elect their qualified successors. We will also ask shareholders to ratify the appointment of PricewaterhouseCoopers LLP as the company’s registered public accounting firm and to vote on any other matter which may properly come before the 2007 annual meeting or any adjournment, including any proposal to adjourn the 2007 annual meeting.

     Even if you are able to attend the 2007 annual meeting, we urge you to vote early using the mail, telephone or on-line methods described below.

Who may attend the 2007 annual meeting?

     Our shareholders and our representatives may attend our 2007 annual meeting. If you are a shareholder of record on the record date, you must bring the detachable portion of your proxy card in order to gain admission to our 2007 annual meeting. You are a shareholder of record if your shares are registered directly in your name. We mailed this proxy statement directly to you if you are a shareholder of record.

     If you are a shareholder who holds shares through a brokerage firm, bank or other holder of record on the record date, you must bring a copy of your latest account statement showing your investment in our common shares. If you are a beneficial owner of our shares, your broker, bank or nominee sent this proxy statement to you.

How may I vote my shares in person at the 2007 annual meeting?

     If you are the shareholder of record, you may vote your shares in person at the 2007 annual meeting if you have the detachable portion of your proxy card as proof of identification. If you are the beneficial owner of shares held in street name, you may vote your shares if you obtained a legal proxy from your broker, bank or other shareholder of record.

How may I vote my shares without attending the 2007 annual meeting?

     All proxies that shareholders properly sign and return, unless properly revoked, will be voted at the 2007 annual meeting or any adjournment thereof in accordance with the instructions indicated on the proxy.

     You may vote your shares without attending the 2007 annual meeting by mail, by telephone or by Internet.

     Voting by Mail

  You may sign, date and return your proxy cards in the pre-addressed, postage-paid envelope provided.

     Voting by Telephone

  You may vote by proxy using the toll-free telephone number listed on the proxy card. Please have the proxy card in hand before calling.

  If your shares are held through a brokerage firm, bank or other holder of record, you may vote by telephone only if the holder of record (broker, bank or other holder of record) offers that option to you.

     Voting by Internet

  You may also choose to vote by proxy using the Internet. The Internet address is www.proxyvote.com and is also listed on the proxy card. Please have the proxy card in hand before going online.

  If your shares are held through a brokerage firm, bank or other holder of record, you may vote by Internet only if the holder of record (broker, bank or other holder of record) offers that option to you.

     Regardless of whether or not you attend the 2007 annual meeting in person, we urge all of our shareholders to use the enclosed proxy card to vote their shares.

May I change my vote after I submit a proxy?

     You may revoke your proxy at any time before the named proxies vote at the 2007 annual meeting by filing with us a written notice of revocation of the proxy bearing a later date,

  attending the 2007 annual meeting and voting in person, or presenting a written notice of the revocation of the proxy at the 2007 annual meeting.

     If you hold your shares through a broker, bank or other shareholder of record, then you must obtain a legal proxy in order to take any of these actions.

     Please bear in mind that your execution of a proxy will not affect your right to attend the 2007 annual meeting or any adjournment thereof and vote in person; however, your attendance at the 2007 annual meeting will not, by itself, revoke your proxy, unless you take one of the actions listed above.

How may I cast my vote?

     In the election of directors, you may vote your shares for the nominees in the following manner:

  “FOR” all of the nominees,

  “WITHHOLD” all (you may withhold your authority to vote for any nominee by lining through or otherwise striking out the name of any nominee), or

  “FOR ALL EXCEPT”, and write in the nominee(s) with respect to whom you choose to withhold your authority to vote.

     With respect to the vote to ratify the appointment of PricewaterhouseCoopers LLP as the registered public accounting firm, you may vote your shares in the following manner:

  “FOR”,

  “AGAINST,” or

  “ABSTAIN”

     Each share is entitled to one vote on each of these matters.

May I cumulate my votes for a director?

     You may not cumulate your votes for a director (i.e., cast for any candidate a number of votes greater than the number of common shares that you hold on the record date) unless you or another shareholder places the candidate’s name in nomination prior to the voting, and prior to the voting, gives notice of an intention to cumulate votes at the 2007 annual meeting.

     If you or any other shareholder gives notice prior to voting of an intention to cumulate votes, then all shareholders may cumulate their votes for candidates who have been nominated.

How does the board recommend that I vote at the 2007 annual meeting?

     Our board recommends that you vote your shares “FOR” each of the nominees for class I director and “FOR” the proposal to ratify the appointment of PricewaterhouseCoopers LLP as the company’s registered public accounting firm.

How will the named proxies vote if I send in my proxy without voting instructions?

     The named proxies will vote FOR the election of the board’s nominees as directors and FOR the appointment of PricewaterhouseCoopers LLP as the independent auditors if you send in your proxy without voting instructions. Unless you otherwise instruct, the named proxies will also vote on any other matter that properly comes before the 2007 annual meeting, including adjournment as they determine in their discretion.

How will the named proxies vote if a nominee is unable to serve as director?

     In the event any one or more of the nominees is withdrawn from nomination as a director or is unable to serve for any reason, a contingency not now anticipated, the named proxies may vote for a substitute nominee or nominees, unless otherwise instructed.

What vote is required to approve each of the proposals?

     Proposal 1

Candidates for the board of directors receiving the highest number of affirmative votes of the shares entitled to vote at the 2007 annual meeting, in person or by proxy (up to the number of directors to be elected), will be elected. Votes cast against a candidate or votes withheld will have no legal effect. Brokers are authorized to vote on this proposal unless you instruct otherwise.

     Proposal 2

The appointment of PricewaterhouseCoopers LLP as the company’s registered public accounting firm will be ratified by the affirmative vote of those present in person or by proxy at the 2007 annual meeting. Abstentions on this proposal will have the effect of a vote against the proposal. Brokers are authorized to vote on this proposal.

What happens if cumulative voting occurs?

     If we conduct voting for directors by cumulative voting, then you may cast a number of votes equal to the number of directors authorized multiplied by the number of shares you have a right to vote. You may cast your votes for a single candidate or you may distribute your votes among two or more candidates in whatever proportion you desire.

     The accompanying proxy card will grant the named proxies discretionary authority to vote cumulatively if cumulative voting applies. Unless you instruct the named proxies otherwise, the named proxies will vote equally for each of the four candidates for the office of director; provided, however, that if sufficient numbers of our shareholders exercise cumulative voting rights to elect one or more candidates, the named proxies will determine the number of directors they may elect,

  select such number from among the named candidates,

  cumulate their votes, and

  cast their votes for each candidate among the number they are entitled to vote.

What is the quorum requirement for the 2007 annual meeting?

     A quorum is present if shareholders holding a majority of shares entitled to vote on the record date are present at the 2007 annual meeting, either in person or by proxy. We will count shares represented by proxies that reflect abstentions and broker non-votes as present and entitled to vote for purposes of determining the presence of a quorum. The term broker non-vote refers to shares held by brokers or nominees who have not received instructions on how to vote from the beneficial owners or persons entitled to vote if the broker or nominee indicates on the proxy that the broker or nominee does not have discretionary power to vote on the matter.

Who bears the costs of proxy distribution and solicitation?

     We will bear the entire cost of preparing, assembling, printing and mailing proxy statements, and the costs of any additional materials, which the board may furnish to you. We will solicit proxies by U.S. mail or, in the case of brokers, banks and other nominees by personal delivery. We may also solicit proxies by telephone, or personally, by directors, officers and regular employees of the company who will receive no extra compensation for performing these services. We may also engage the services of a proxy solicitor to assist us in soliciting proxies if the company determines that it is necessary to enable the company to have a quorum at the 2007 annual meeting. We have not, however, engaged the services of a proxy solicitor as of the date of mailing this proxy statement.

What does it mean if I receive more than one proxy or voting instruction card?

     It means your shares are either: (i) registered differently or (ii) appear in more than one account. Please provide us with voting instructions for all proxy and voting instruction cards that you receive.

Who will serve as inspector of election?

     The board of directors has appointed ADP Investor Communications Services to act as the inspector of election. The inspector of election will count all votes cast, whether in person or by proxy.

How is an annual meeting adjourned?

     Shareholders may adjourn an annual meeting by the affirmative vote of a majority of the shares represented at the annual meeting, in person or by proxy, even if a quorum is not present. In the absence of a quorum at the 2007 annual meeting, no business may be transacted at the 2007 annual meeting other than an adjournment. We may conduct any business at an adjourned meeting which we could have conducted at the original annual meeting.

     We are not required to give you notice of an adjournment of an annual meeting if we announce the time and place of the adjournment at the annual meeting at which the adjournment takes place. We must, however, give you notice of the adjourned meeting if the adjournment is for more than 45 days or, if after the adjournment, we set a new record date for the adjourned meeting.

BOARD STRUCTURE AND COMMITTEES

How is the board of directors structured?

     The board of directors currently consists of eight directors divided into two classes (class I and class II). Shareholders elect directors in each class to serve for a two-year staggered term expiring in successive years or until shareholders duly elect their successors. The term of the class I directors will expire at the 2007 annual meeting.

     Lloyd Ross, the chair of the board, is a non-voting ex-officio member of all committees of the board and is the presiding director for non-management executive sessions of the board. The board holds non-management executive sessions of the board following regularly scheduled meetings and on an as-needed basis.

What are the procedures for changing the number of directors?

     Under our bylaws, the board of directors may increase the authorized number of directors up to nine without obtaining shareholder approval so long as we list our common shares on the New York Stock Exchange. In the event that the number of directors increases, we will apportion the increase between each of the classes of directors to make each class as nearly equal as possible. If the number of authorized directors is increased to nine during any period that we list our common shares on the New York Stock Exchange, the board will apportion the directors among three classes, each consisting of one-third of the directors, instead of two classes. Directors would then serve for a term of three years, with one-third of the directors elected each year.

     The board of directors may also decrease the number of authorized directors to no less than five without shareholder approval. If the number of authorized directors is decreased to five, then the board will cease to be classified, provided, that the decrease in the number of directors cannot shorten the term of any incumbent director.

     Unless otherwise approved by our shareholders, the board of directors will cease to be classified if our common shares are not listed on the New York Stock Exchange.

How are vacancies filled on the board of directors?

     The majority of the remaining directors may fill vacancies on the board, except those existing as a result of a removal of a director, though less than a quorum. If the board consists of only one director, the sole remaining director may fill all vacancies on the board. Each director so elected will hold office until the end of the director’s term or until the director’s successor has been duly elected and qualified. Our shareholders also have the right to elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors.

Under what circumstances may a director be removed from the board?

     Under California law, members of the board of directors may be removed by the board of directors as the result of a felony conviction or court declaration of unsound mind,

  by the shareholders without cause, or

  by court order for fraudulent or dishonest acts or gross abuse of authority or discretion.

     Generally, shareholders may not remove a director if the votes cast against removal are sufficient to elect the director if voted cumulatively at an election of directors held at the time of removal. In addition, no director may be removed by shareholders by written consent unless all shareholders vote for removal of the director.

What committees does the board of directors have?

     The board has three standing committees:

  an audit and finance committee,

  a nominating and governance committee, and

  a compensation committee.

     Each of these committees operates under a written charter which identifies the purpose of the committee and its primary functions and responsibilities. We have attached a copy of the audit and finance committee charter as an appendix to this proxy statement. Information regarding how to obtain a copy of the other charters is set forth in this proxy statement under “Obtaining Additional Information From Us”.

     The board has also established a committee to review our contract operations known as the ASUS committee and a committee to review new business opportunities known as the special projects committee.

How often did the board and each of the committees meet?

     During 2006,

  directors met, as a board, eight times,

  the audit and finance committee met nine times,

  the nominating and governance committee and the ASUS committee each met four times,

  the compensation committee met five times, and

  the special projects committee met one time.

     No board member attended less than 75% of the meetings of the board in 2006 during the period in which the member served as a director. No committee member attended less than 75% of the committee meetings of any committee in which he or she was a member.

NOMINATING AND GOVERNANCE COMMITTEE

What is the function of the nominating and governance committee?

     The nominating and governance committee assesses qualifications of candidates to fill vacancies on the board and makes recommendations to the board regarding candidates to fill these vacancies. The nominating and governance committee also recommends to the board changes in the company’s corporate governance policies and procedures, CEO succession and board training.

How does the nominating and governance committee assess candidates to fill vacancies on the board?

     The nominating and governance committee will consider candidates recommended by board members, professional search firms, shareholders and other persons. The nominating and governance committee selects nominees for directors from these candidates on the basis of a number of qualifications, including:

  a reputation for integrity, honesty and adherence to high ethical standards,

  holding or having held a generally recognized position of leadership,

  business acumen, business or governmental experience and an ability to exercise sound business judgment in matters that relate to our current and long-term objectives,

  an interest and ability to understand the sometimes conflicting interests of our various constituencies, including shareholders, employees, customers, regulators, creditors and the general public,

  an interest and ability to act in the interests of all shareholders, and an ability to work constructively with groups of diverse perspectives and to tolerate opposing viewpoints.

      The manner in which the nominating and governance committee evaluates a nominee does not differ based on who makes the nomination.

What is the role of the board in the nomination process?

     After the board receives the nominating and governance committee’s recommendation on nominees, the board then nominates director candidates the board deems most qualified for election at an annual meeting.

     If a vacancy or a newly created board seat occurs between annual meetings, the board is responsible for filling the vacancies or newly created board seat in accordance with our bylaws as described above under “How are vacancies filled on the board of directors?”

Who are the members of the nominating and governance committee?

     Ms. Anne M. Holloway is the chair of the nominating and governance committee. Mr. James L. Anderson and Mr. N. P. Dodge, Jr. are members of this committee. Mr. Lloyd Ross serves as a non-voting ex-officio member of this committee.

How may a shareholder nominate a person to serve on the board?

     You may submit the name of a person for election as a director either by submitting a recommendation to the nominating and governance committee or by directly submitting a name for consideration at a shareholder meeting. In either event, you must submit the name of the nominee in writing to our corporate secretary at our corporate headquarters between February 21, and March 24, 2008 in order for your nominee to be considered for election as a director at the 2008 annual meeting. If we change the 2008 annual meeting date by more than 30 days or a special meeting is held, you will have another opportunity to submit nominations. In this case, the corporate secretary must receive your nomination at our corporate headquarters no later than the close of business on the tenth day following the earlier of the date on which we mail you notice of the meeting or we publicly disclose the meeting date. Your notice to the corporate secretary must contain all information that the Securities and Exchange Commission requires us to disclose in our proxy statement about the nominee,

  a consent by the nominee to be named in the proxy statement and to serve as a director if elected,

  the name and address of the record and beneficial owner, if any, of the shares making the nomination, and the number of shares held.

     If you submit a name for consideration by the nominating and governance committee, we may also ask you to provide other information reasonably related to the recommended individual’s qualifications as a nominee. The person recommended should be able to, upon request and with reasonable advance notice, meet with one or more members of the nominating and governance committee and/or the board of directors to inquire into the nominee’s qualifications and background and otherwise to be interviewed for purposes of the nomination.

     If you plan to submit a name directly for nomination as a director at a shareholder meeting, you must comply with all requirements of the Securities Exchange Act of 1934 in connection with soliciting shareholders to vote for your nominee.

     We have made no material changes in 2007 to these procedures for the nomination of directors.

Did we pay fees to any third party to assist us in evaluating or identifying potential nominees to the board?

     We paid fees to Korn Ferry International for assisting the nominating and governance committee in identifying and evaluating candidates for the vacancies created by the expansion of the board to eight directors. One of these directors, Dr. Diana Bontá, has been nominated for election as a class I director at the 2007 annual meeting.

Did we receive any nominations for director from certain large beneficial owners of our common shares?

     We have not received any nominations from a shareholder or a group of shareholders owning more than 5% of our outstanding common shares.

AUDIT AND FINANCE COMMITTEE

Who are the members of the audit and finance committee?

     Mr. Robert F. Kathol is the chair of the audit and finance committee. Ms. Anne M. Holloway, Mr. N. P. Dodge, Jr. and Mr. Gary F. King are members of this committee. Mr. Lloyd Ross serves as a non-voting ex-officio member of this committee.

Does the audit and finance committee have any audit committee financial experts?

     The board of directors determined that Mr. Robert F. Kathol and Mr. Gary F. King are “audit committee financial experts” within the meaning of the federal securities laws.

Audit and Finance Committee Report

     The audit and finance committee

  reviews financial information provided to shareholders,

  reviews the overall scope and plans for the audits by the internal auditors and the company’s independent registered public accounting firm,

  meets with the internal auditors and the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluation of our internal controls and the overall quality of our financial reporting, oversees our financial reporting processes on behalf of the board of directors,

  reviews the qualification of our independent registered public accounting firm and appoints (and has sole authority to terminate) our independent registered public accounting firm,

  reviews and approves fees charged by our independent registered public accounting firm,

  reviews and makes recommendations to the board of directors regarding related party transactions, and establishes procedures for the receipt, retention and treatment of complaints that the company receives regarding accounting, internal controls or auditing matters and the confidential anonymous submission by our employees of concerns regarding questionable accounting or auditing matters or related party transactions.

     Management has the primary responsibility for our financial statements, internal controls, disclosure controls and the financial reporting process. PricewaterhouseCoopers LLP, the company’s registered public accounting firm, is responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and issuing a report based on their findings. The audit and finance committee’s responsibility is to monitor and oversee the company’s financial reporting process. PricewaterhouseCoopers LLP reports directly to the audit and finance committee and the board of directors.

     PricewaterhouseCoopers LLP provided to the audit and finance committee the written disclosures and letter required by Independence Standards Board Standard No. 1 and the audit and finance committee discussed with them the independence of PricewaterhouseCoopers LLP. The audit and finance committee also reviewed and discussed our audited consolidated financial statements with PricewaterhouseCoopers LLP and the matters required by Statement on Auditing Standards No. 61, including their evaluation of our internal controls and the overall quality of our financing reporting.

     During 2006, the committee discussed with management the company’s consolidated financial statements. Management has represented to the audit and finance committee that our internal controls over financial reporting have no material weaknesses and that management prepared the company’s consolidated financial statements in accordance with generally accepted accounting principles.

     Based upon the audit and finance committee’s discussions with management and PricewaterhouseCoopers LLP, the audit and finance committee’s review of the representations of management and the reports and presentations of PricewaterhouseCoopers LLP to the audit and finance committee, the audit and finance committee recommended that the board of directors include the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2006 filed with the Securities and Exchange Commission.

     This report is submitted by:
          Robert F. Kathol, Chair
          N. P. Dodge, Jr., Member
          Anne M. Holloway, Member
          Gary F. King, Member

COMPENSATION COMMITTEE

What is the function of the compensation committee?

     The compensation committee reviews and makes recommendations to the independent members of the board of directors as to appropriate compensation of our executive officers and determines the awards under the 2000 Stock Incentive Plan. The compensation committee also administers this plan and the 2003 Non-Employee Directors Stock Plan, reviews and makes recommendations to the board of directors regarding long-term compensation strategies and periodically reviews the performance of our executive officers. The committee, together with the independent members of the board, approves the compensation of our executive officers, including the compensation of Floyd E. Wicks, the president and chief executive officer of the company.

Compensation Committee Interlocks and Insider Participation

     Mr. James L. Anderson is the chair of the compensation committee. Mr. N. P. Dodge, Jr., Ms. Anne M. Holloway and Mr. Robert F. Kathol are members of this committee. Mr. Ross is a non-voting ex-officio member of this committee.

     No member of this committee is an officer or former officer of the company. The board has determined that no member of this committee has a material relationship with the company, either directly or indirectly as a partner, shareholder or officer of an organization that has a material relationship with us or any other relationship with the company that the board of directors determined would affect the independence of that member.

     No member of this committee is a current or former officer or employee of the company or any of its subsidiaries. None of the executive officers of the company is (or has been during the past three years) a member of the board of directors or the compensation committee of any company on which any of our directors serve as an executive officer, director or member of the compensation committee. None of our executive officers was a member of the board of directors of the compensation committee of any company, one of whose executive officers served on our compensation committee or on our board of directors.

GOVERNANCE OF THE COMPANY

Is each of our board and committee members independent?

     Based on information solicited from each director, the board has determined that each of our directors, other than Mr. Wicks, has no material relationship with us, either directly or indirectly as a partner, shareholder or officer of an organization that has a relationship with us and is otherwise independent under the corporate governance standards of the New York Stock Exchange. Mr. Wicks is the only director that is an employee of the company. We have not adopted any other categorical standards for determining whether a board member is independent.

     The directors determined to be independent are: Mr. James L. Anderson, Dr. Diana M. Bontá, Mr. N.P. Dodge, Jr., Ms. Anne M. Holloway, Mr. Robert F. Kathol, Mr. Gary F. King and Mr. Lloyd E. Ross. In determining that these directors are independent, the Board considered the following facts:

  none of these directors or any of their immediate family members is or has been an executive officer or employee of the company or any of its subsidiaries at any time,

  none of our directors or any of their immediate family members had any indebtedness to us, any business relationship with us or any transaction or proposed transaction with us in excess of $120,000 in 2006, other than compensation for serving as a director or as a member of a committee of the board, none of these directors or any of their immediate family members received during any twelve month period within the last three years more than $100,000 in direct compensation from us, other than director and committee fees and stock awards pursuant to our 2003 Non-Employee Directors Stock Plan approved by shareholders, none of these directors has accepted, either directly or indirectly, any consulting, advisory or other compensatory fee from us, other than compensation for serving as a director or a member of a committee of the board, no director is, or has been, an employee of any entity, including a charitable organization, that has made payments to, or received payments or charitable contributions from us at any time during the past three years for property or services in an amount which, in any single fiscal year exceeded the greater of $1 million or 2% of the other entity’s consolidated gross revenues reported for that fiscal year, no immediate family member is an executive officer of any entity, including a charitable organization, that has made payments to, or received payments or charitable contributions from us at any time during the past three years for property or services in an amount which, in any single fiscal year exceeded the greater of $1 million or 2% of the other entity’s consolidated gross revenues reported for that fiscal year, no director or an immediate family member is a current partner or employee of a firm that is our internal or external auditor,

  no director or an immediate family member was within the last three years (but is no longer) a partner or employee of our internal or external auditor and personally worked on our audit during that time, none of the executive officers of the company is (or has been during the past three years) a member of the board of directors or the compensation committee of any company on which any of our directors serve as an executive officer, director or member of the compensation committee, and none of our directors is prohibited from serving on our board of directors by the interlocking director rules of the Federal Energy Regulatory Commission.

     We did not identify any other business or other relationship between us and any non-employee director that would affect the independence of these directors. The board has also affirmatively determined that all members of the audit and finance committee, nominating and governance committee and compensation committee are independent directors under the corporate governance listing standards of the New York Stock Exchange.

     No member of the audit and finance committee served on more than three public company boards.

Do we have any relationships with any executive officer?

     No executive officer or any of his or her immediate family members had any indebtedness to us, any business relationship with us or any transaction or proposed transaction with us in 2006.

What procedures do we use for reviewing and approving relationships between us and our directors and executive officers?

     We have adopted a code of conduct and guidelines on significant governance issues which include policies and procedures regarding relationships between us and our directors and executive officers. Information about how to obtain a copy of the code of conduct and guidelines on significant governance issues is set forth in this proxy statement under “Obtaining Additional Information From Us”.

     Our code of conduct prohibits any director or executive officer from engaging in any transactions or other actions which create a conflict of interest, except under guidelines approved by the board or the audit and finance committee. A conflict of interest arises if a director or officer takes an action or has interests that may make it difficult for the director or executive officer to act objectively or effectively and include:

  causing the company or any of its subsidiaries to employ or retain a family member as an employee or consultant,

  causing the company or any of its subsidiaries to do business with any business in which the director, officer or any family member stands to gain personally,

  making investments which may impair the ability of the director or officer to make decisions on behalf of the company,

  taking advantage of business opportunities relating to the company’s business or that are discovered through the use of corporate property, information or position for personal gain, without first offering the opportunity to the company, or otherwise competing with the company.

     Our guidelines on significant governance issues also require each director to disclose to the board any financial or personal interest in any transaction that comes before the board for approval. Each director and executive officer is also required to disclose annually any relationships with the company and to declare that all such relationships during the prior year have been disclosed. Our board did not consider any transactions in which any member of the board or officer had an interest in 2006.

     We do not provide loans, loan guarantees or otherwise directly or indirectly extend credit to any of our executive officers or directors.

Have any of our directors or executive officers been involved in certain legal proceedings during the past five years?

     Mr. Michael George, the executive vice president of corporate development, is the former chief executive officer of Western Water Company. Western Water Company filed for bankruptcy protection under chapter 11 of the federal bankruptcy laws in May 2005 in the Northern District of California, Oakland Division. The bankruptcy court confirmed a plan of reorganization of Western Water Company on February 6, 2006 that became effective on February 17, 2006, and closed the case on March 21, 2006.

What is our policy regarding attendance by board members at our annual meetings?

     We adopted a policy that each director should make every reasonable effort to attend each annual meeting of shareholders. All directors were present at our 2006 annual meeting.

What is the process for shareholders and other interested persons to send communications to our board?

     You or any interested person may, at any time, communicate in writing with the chair of the board who presides at regularly scheduled executive sessions of the non-management directors, any particular director, or non-management directors as a group, by writing to our corporate secretary at American States Water Company, 630 East Foothill Boulevard, San Dimas, California 91773. We will provide copies of written communications received at this address to the relevant director or the non-management directors as a group unless the corporate secretary, in his reasonable judgment, considers the communications to be improper for submission to the intended recipient(s). Examples of communications considered improper for submission include customer complaints, solicitations, ordinary work employee grievances, communications that do not relate directly or indirectly to our business, and communications that relate to improper or irrelevant topics.

What are the requirements for submission of shareholder proposals?

     If you want us to include your shareholder proposal in our proxy materials for the 2008 annual meeting, you must submit the proposal to our corporate secretary at American States Water Company, 630 East Foothill Boulevard, San Dimas, California 91773 and our corporate secretary must receive your proposal no later than December 8, 2007. Your proposal must also satisfy the other requirements for shareholder proposals set forth in Rule 14a-8 under the Securities Exchange Act of 1934.

     A shareholder making a shareholder proposal should state as clearly as possible the course of action that the shareholder believes we should follow. If we place a shareholder proposal on the proxy card, we will provide, in the form of proxy, the means for other shareholders to specify, by checking a box, as to whether they want to approve, disapprove or abstain from voting on the shareholder proposal.

     If you want your shareholder proposal to be considered at the 2008 annual meeting and you have not met the deadline for us to include your shareholder proposal in our proxy materials, you may nevertheless submit your proposal for consideration at the 2008 annual meeting if you comply with the following procedures.

      You must deliver or mail your notice to our corporate secretary at American States Water Company, 630 East Foothill Boulevard, San Dimas, California 91773 stating that you intend to submit a shareholder proposal at our 2008 annual meeting Our corporate secretary must receive your notice between February 21, 2008 and March 24, 2008, unless we change our 2008 annual meeting date by more than 30 days from the date of our 2007 annual meeting, in which case, our corporate secretary must receive your notice no later than the close of business on the tenth day following the day on which we mail you notice of the meeting or the date we publicly disclose the date of the meeting.

Your notice to our corporate secretary must include for each matter you propose to bring before the 2008 annual meeting a brief description of the matter you intend to bring before the 2008 annual meeting,

  reasons for bringing such matter before the 2008 annual meeting,

  the name and address of the record and beneficial owner, if any, of the shares making the proposal,

  the number of our common shares you own, and

  any material interest you have in the matter.

STOCK OWNERSHIP

Are there any large owners of our common shares?

     The following table identifies shareholders who own more than five percent of our outstanding common shares on March 23, 2007.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

	Name and Address of Beneficial	Amount and Nature of	Percent of
Title of Class	Owner	Beneficial Ownership	Class
Common Shares	A group consisting of :	867,343(1)	5.08%(2)

Barclays Global Investors, NA and
Barclays Global Fund Advisors
45 Fremont Street
San Francisco, California 94105

Barclays Global Investors Ltd.
Murray House
1 Royal Mint Court
London, EC3N 4HH England

Barclays Global Investors Japan Trust
and Banking Company Ltd.
Barclays Global Investors Japan Ltd.
Ebisu Prime Square Tower, 8th Floor
1–1–39 Hiroo Shibuya–Ku
Tokyo 150–8402, Japan

Common Shares	A group consisting of :	939,523(3)	5.51%

AMVESCAP PLC
PowerShares Capital Management LLC
Atlantic Trust Company, N.A.
30 Finsbury Square
London EC2A 1AG, England

(1) Based on the Schedule 13G filed with the Securities and Exchange Commission on January 23, 2007, Barclays Global Investors, NA has sole voting power over 295,720 of our common shares and sole dispositive power over 333,626 of our common shares, Barclays Global Fund Advisors has sole voting and dispositive power over 522,866 of our common shares and Barclays Global Investors, Ltd. has sole voting and dispositive power over 10,851 of our common shares.
(2) Based on 17,059,269 common shares outstanding on March 23, 2007.
(3) Based on the Schedule 13G filed with the Securities and Exchange Commission on February 14, 2007, PowerShares Capital Management LLC has sole voting and dispositive power over 939,273 shares and Atlantic Trust Company, N.A. has sole voting and dispositive power over 250 shares.
____________________

How much stock do directors and management own?

     We are providing you information in the table below regarding the number of our common shares beneficially owned by our directors and executive officers as of March 23, 2007, including common shares which each director and executive officer has a right to acquire on or prior to May 22, 2007.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

Name	Number of Shares	Percent of Class
James L. Anderson	15,646 (1)	*
Diana M. Bontá	3,000 (2)	*
N. P. Dodge, Jr.	17,394 (1)	*
Anne M. Holloway	16,443 (1)	*
Robert F. Kathol	14,844 (1)	*
Gary F. King	7,037 (3)	*
Lloyd E. Ross	15,650 (1)	*
Floyd E. Wicks	71,536 (4)	*
Robert J. Sprowls	12,503 (5)	*
Joel A. Dickson	57,972 (6)	*
McClellan Harris III	64,686 (7)	*
Denise L. Kruger	55,762 (8)	*
Directors and Executive Officers as a Group	533,011 (9)	3.05%
* Less than one percent

(1) Each non-employee director, other than Mr. King and Dr. Bontà, has a right to acquire on or prior to May 22, 2007, 11,000 of our common shares through the exercise of stock options and 294 of our common shares with respect to stock units credited to his or her stock option dividend equivalent account pursuant to the 2003 Non-Employee Directors Stock Plan. We have not included common shares relating to stock units credited to his or her restricted stock unit account in this table since these stock units only vest upon termination of service as a director. We have not included common shares relating to dividend equivalents that may be received by a non-employee director with respect to dividends declared by the board after March 23, 2007. We automatically grant each non-employee director options to acquire 3,000 of our common shares at the 2007 annual meeting, which have been included in the totals. A director has the right to exercise these stock options immediately after grant.

(2) Dr. Bontá has a right to acquire 3,000 of our common shares on or prior to May 22, 2007 through the exercise of stock options.
(3) Mr. King has a right to acquire 6,000 of our common shares on or prior to May 22, 2007 through the exercise of stock options and 37 of our common shares with respect to stock units credited to his stock option dividend equivalent account pursuant to the Non-Employee Directors Stock Plan. We have not included common shares relating to dividend equivalents that may be received by him with respect to dividends declared by the board after March 23, 2007.
(4) Mr. Wicks has the right to acquire 47,332 of our common shares on or prior to May 22, 2007 through the exercise of stock options granted pursuant to the 2000 Stock Incentive Plan.
(5) Mr. Sprowls has the right to acquire 10,346 of our common shares on or prior to May 22, 2007 through the exercise of stock options granted pursuant to the 2000 Stock Incentive Plan.
(6) Mr. Dickson has the right to acquire 38,571 of our common shares on or prior to May 22, 2007 through the exercise of stock options granted pursuant to the 2000 Stock Incentive Plan.
(7) Mr. Harris has the right to acquire 57,977 of our common shares on or prior to May 22, 2007 through the exercise of stock options granted pursuant to the 2000 Stock Incentive Plan.
(8) Ms. Kruger has the right to acquire 45,977 of our common shares on or prior to May 22, 2007 through the exercise of stock options granted pursuant to the 2000 Stock Incentive Plan.
(9) Of this amount, our directors and executive officers as a group have the right to acquire 396,157 of our common shares on or prior to May 22, 2007 through the exercise of stock options or restricted stock units. We have not included common shares relating to dividend equivalents that may be received by a non-employee director with respect to dividends declared by the board after March 23, 2007. We automatically grant each non-employee director options to acquire 3,000 of our common shares at the 2007 annual meeting, which have been included in the totals. A director has the right to exercise these stock options immediately after grant.
____________________

Section 16(a) Beneficial Ownership Reporting Compliance

     We have adopted procedures to assist our directors and executive officers in complying with Section 16(a) of the Securities Exchange Act of 1934, including assisting directors and executive officers with preparing and filing of a Form 3, Form 4s and, if applicable, Form 5s. We believe on the basis of our review of the forms filed by directors and executive officers in 2006, that all directors and executive officers filed the required forms timely.

PROPOSAL 1: ELECTION OF DIRECTORS

What is the experience of each nominee for election as a director?

     Our board of directors has nominated four directors for election as class I directors for a two year term expiring at the end of our annual meeting of shareholders in 2009 or until their successors are duly elected and qualified.

     The ages of the directors reported below are as of March 23, 2007.

The Board of Directors recommends that shareholders vote FOR each of the nominees listed below.

Mr. James L. Anderson
Mr. Anderson has been the Senior Vice President of Americo Life Inc. since 1996. He served for ten years as the President and Chief Executive Officer of Fremont Life Insurance Company prior to its acquisition by Americo Life Inc. He served as President and Chief Operating Officer of National American Insurance Company of California, a property and casualty company, from 1975 to 1982. Mr. Anderson is 63 years old. He is a member of our nominating and governance committee, ASUS committee and special projects committee and chair of the compensation committee. He has served as a director since 1997.

Dr. Diana M. Bontá
Dr. Bontá is the Vice President of Public Affairs of the Kaiser Foundation Health Plan and Hospitals, Southern California Region. She previously served as the first Latina Director of the California Department of Health Services from 1999-2004. Dr. Bontá holds a doctorate and masters degrees in public health from the University of California, Los Angeles. Dr. Bontá is 56 years old. Dr. Bontá has served as a director since January 2007.

Ms. Anne M. Holloway
Ms. Holloway retired from active service in the finance profession in 2000. She was a Partner in Navigant Consulting, Inc., a provider of financial and strategic consulting services to Fortune 500 companies, governments and governmental agencies, from 1999 to 2000. She served as President of Resolution Credit Services Corp., a subsidiary of Xerox Financial Services, from 1992 to 1998. Prior to joining the Resolution Group, Ms. Holloway held various management positions with Shawmut National Corporation, a financial services company. Ms. Holloway is 54 years old. She is a member of the audit and finance committee, ASUS committee, compensation committee, special projects committee, and chair of the nominating and governance committee. Ms. Holloway has served as a director since 1998.

Mr. Floyd E. Wicks
Mr. Wicks has been the President and Chief Executive Officer of American States Water Company since its formation as a holding company for Golden State Water Company in 1998. He has served as President and Chief Executive Officer of Golden State Water Company since April 1992 and as President and Chief Executive Officer of each of our other subsidiaries since their formation or acquisition by us. He served as President of Golden State Water Company from April 1990 to March 1992 and as its Vice President of Operations from January 1988 to March 1990. Mr. Wicks is 63 years old. Mr. Wicks is a member of the ASUS committee and the special projects committee. Mr. Wicks has served as a director since 1992.

What is the experience of each class II director?

     Our board has four class II directors with terms expiring at the end of next year’s annual meeting or until their successors are duly elected and qualified.

     The ages of the following directors are as of March 23, 2007.

Mr. N.P. Dodge, Jr.
Mr. Dodge has been President of NP Dodge Company, a full service real estate company in Omaha, Nebraska, since September 1978. He is a director of the Omaha Power District and Bridges Investment Fund. Mr. Dodge is 70 years old. He is a member of the audit and finance committee, the compensation committee and the nominating and governance committee and serves as chair of the ASUS committee. Mr. Dodge has served as a director since 1990.

Mr. Robert F. Kathol
Mr. Kathol has been Executive Vice President of Smith Hayes Financial Services Corporation, an investment banking firm in Omaha, Nebraska, since 2001. He was Executive Vice President of Kirkpatrick, Pettis, Smith, Polian, Inc. prior to its acquisition by Smith Hayes Financial Services Corporation in 1985. Mr. Kathol is 66 years old. He is a member of the compensation committee, and the ASUS committee and is chair of the audit and finance committee. Mr. Kathol has served as a director since 1995.

Mr. Gary F. King
Mr. King retired as a senior audit partner of Deloitte & Touche LLP in 2005 after 34 years of service with the firm. During his career, he served as the lead client service partner on several of Deloitte’s largest publicly-held audit clients in the defense, technology and utility industries Mr. King is 60 years old. He is a member of the audit and finance committee and chair of the special projects committee. Mr. King has served as a director since November 2006.

Mr. Lloyd E. Ross
Mr. Ross has been the principal of L. Ross Consulting since 2003. He was Managing Partner of Invermex, L.P., a developer of hotels in the southwestern United States and northern Mexico, from 1997 to 2003. From 1976, prior to becoming Managing Partner of Invermex, LP, Mr. Ross was the President and Chief Executive Officer of SMI Consulting, a commercial and industrial general contracting firm in Irvine, California. Mr. Ross served as a board member of PacifiCare Health Systems from 1985 to 2005. Mr. Ross is 66 years old. He has been chair of the board of directors of the company since April 1999 and has served as a director since 1995. He is also a member of the ASUS committee and a non-voting ex-officio member of each of the other committees of the board.

 How did we compensate our directors in 2006?

     We paid fees to each of our directors monthly in cash and made awards of stock options and restricted stock units to our directors pursuant to the terms of the 2003 Non-Employee Directors Plan in 2006 as more particularly described below. We also reimbursed each of our directors for expenses incurred in the performance of his or her duties as a director. We did not pay any other compensation to any director in 2006 which aggregated $10,000 or more.

DIRECTOR(1) COMPENSATION FOR 2006

	Fees Paid or	Stock Unit
	Earned in Cash	Awards		Option Awards		Total
Name	($)	($)(2)		($)(8)		($)
Lloyd E. Ross	$100,000	$12,315	(3)	$40,140	(9)	$152,455
James L. Anderson	49,700	31,452	(4)	40,140	(9)	121,292
N.P. Dodge, Jr.	55,700	12,126	(5)	40,140	(9)	107,966
Anne M. Holloway	55,700	30,854	(6)	40,140	(9)	126,694
Robert F. Kathol	58,400	12,315	(3)	40,140	(9)	110,855
Gary F. King	7,533	705	(7)	35,790	(9)	44,028

(1) Mr. Wicks, the president and chief executive officer of the company, is also a director of the company. We did not pay him any additional compensation for his services as a director or member of the ASUS committee or special projects committee in 2006. Dr. Bontá did not receive any compensation in 2006 since she was not appointed as a director until January 2007.
(2) We used the closing price of our common shares on the date of grant as the value for all awards of restricted stock unit awards. We have not made any other form of stock award to any director. Mr. Ross, Mr. Anderson, Mr. Dodge, Ms. Holloway, Mr. Kathol and Mr. King had a balance of 7,136, 6,294, 6,926, 5,626, 7,136 and 19 restricted stock units, respectively, credited to his or her account at December 31, 2006.
(3) Of this amount, Mr. Ross and Mr. Kathol each received $6,145 with respect to dividend equivalents on outstanding options. The full grant date fair value of restricted stock unit awards made in 2006 is $12,315.
(4) Of this amount, Mr. Anderson received $6,145 with respect to dividend equivalents on outstanding options. The full grant date fair value of restricted stock unit awards made in 2006 is $31,452.
(5) Of this amount, Mr. Dodge received $6,145 with respect to dividend equivalents on outstanding options. The full grant date fair value of restricted stock unit awards made in 2006 is $12,126.
(6) Of this amount, Ms. Holloway received $6,145 with respect to dividend equivalents on outstanding options. The full grant date fair value of restricted stock unit awards made in 2006 is $30,854.
(7) Mr. King received all of his restricted stock units with respect to dividend equivalents on outstanding options. The full grant date fair value of restricted stock unit awards made in 2006 is $705.
(8) We used the Black Scholes option pricing model to estimate the grant date fair value of options. We provide information regarding the assumptions used in calculating the value of stock option awards in note 11 to our financial statements in our Form 10-K for the year ended December 31, 2006. Each director, other than Dr. Bontá and Mr. King, had options to acquire 8,000 of our common shares outstanding at December 31, 2006, 3,000 of which were granted in 2006. Mr. King had options to acquire 3,000 of our common shares outstanding at December 31, 2006.
(9) The full grant date fair value of option awards made in 2006 is the same as the value shown in the table because the option awards are fully vested on the date of award.
____________________

     We paid fees to non-employee directors of the board for services rendered in 2006 on the following basis:

  to each non-employee director, other than Mr. Ross, Mr. King and Dr. Bontá, an annual retainer of $20,000 for service on the board, payable in equal monthly installments,

  to Mr. King, a retainer of $3,333 for service on the board, payable in equal monthly installments for November and December 2006,

  to Mr. Ross, an annual retainer of $100,000 for his services as chair of the board, payable in equal monthly installments,

  to Dr. Bontá, $0 as she began her services in 2007,

  to the chair of the audit and finance committee, the compensation committee, the nominating and corporate governance committee and the ASUS committee, an additional annual retainer of $15,000, $7,500, $7,500 and $7,500, for service as chair of each of these committees, respectively, payable in equal monthly installments, to each non-employee director, other than Mr. Ross and Dr. Bontá, and to each outside director who was a member of a committee a fee of $1,200 for each board or committee meeting attended, other than the annual organizational meeting and telephonic meetings, and to each non-employee director, other than Mr. Ross and Dr. Bontá, and to each outside director who was a member of a committee a fee of $600 for each telephonic board or committee meeting attended.

     Under the terms of our Amended 2003-Non-Employee Directors Stock Plan, we automatically grant:

  to each non-employee director and to each new non-employee director who is elected as a director within six months after our last annual meeting, an option to purchase 3,000 of our common shares on the date of each annual meeting (or, with respect to a new director, the date on which the director is elected to the board) with an exercise price equal to the closing price of our common shares as shown on the New York Stock Exchange Composite Tape on the date of grant, to each non-employee director with no more than ten years of service (currently Mr. Anderson, Mr. King, Ms. Holloway and Dr. Bontá), restricted stock units on the date of each annual meeting in an amount equal to the then current annual retainer payable by the company for services rendered as a director divided by the closing price of our common shares on the trading day immediately preceding the date of the annual meeting as shown on the New York Stock Exchange Composite Tape, and to each non-employee director, restricted stock units on each dividend record date in an amount equal to the cash dividends payable on this date on a number of shares equal to the sum of the aggregate number of shares subject to outstanding stock options granted to each non-employee director during the preceding three years and the aggregate number of restricted stock units credited to each non-employee director’s restricted stock unit account divided by the closing price of our common shares on the dividend record date as shown on the New York Stock Exchange Composite Tape, which we refer to as dividend equivalents in the footnotes.

     In May 2006, each director, other than Mr. King and Dr. Bontá, received 100 of our common shares in exchange for the restricted stock units credited to his or her account at such time with respect to options granted at the annual meeting in 2003, plus cash in the amount of $19 in lieu of the issuance of fractional shares. Of this amount, each of these directors received 12.74 shares in 2006, with aggregate grant date fair value of $450, which is included in the table above, with respect to dividend equivalents on these options.

     We have no non-equity incentive compensation or pension plans for non-employee directors.

     Under our deferred compensation plan for directors, directors have a right to defer a portion of their compensation until specified times after the deferral. Interest accrues on amounts deferred under this plan. None of our current directors or nominees has deferred any income under the deferred compensation plan for directors.

EXECUTIVE OFFICERS

What has been the business experience of our executive officers during the past five years?

     We have set forth the principal occupation of each of our executive officers in the following table. Unless otherwise specified, the principal position of the executive officer is with American States Water Company. Mr. Wicks and Mr. Sprowls are also executive officers of each of our subsidiaries. Mr. Dickson and Ms. Kruger are also executive officers of Chaparral City Water Company. Ms. Tang is also an officer of American States Utility Services, Inc. and its subsidiaries. The age of each executive officer is current as of March 23, 2007.

EXECUTIVE EXPERIENCE TABLE

			Held Current
Name	Principal Occupation and Experience	Age	Position Since
Floyd E. Wicks	President and Chief Executive Officer	63	April 1992

Robert J. Sprowls	Senior Vice President, Chief Financial Officer, Corporate Secretary and Treasurer; President, Central Illinois Light Company from April 2001 to January 2003	49	June 2004

Michael P. George	Executive Vice President Corporate Development; President and Chief Executive Officer of Western Water Company from April 1998 to February 2007	56	February 2007

Joel A. Dickson	Senior Vice President of Golden State Water Company; Vice President Administration of Golden State Water Company from April 2001 until October 2002	54	October 2002

McClellan Harris III	Senior Vice President and Secretary of American States Utility Services, Inc. and its subsidiaries; Senior Vice President of Finance, Chief Financial Officer, Treasurer and Secretary of American States Water Company and its subsidiaries from October 2002 to July 2004; Chief Financial Officer, Vice President, Treasurer and Corporate Secretary of American States Water Company and its subsidiaries from April 1997 to October 2002	55	July 2004

Denise L. Kruger	Senior Vice President-Operations of Golden State Water Company; Vice President of Customer Service, Region I, of Golden State Water Company from October 2002 to January 2004; Vice President of Customer Service, Region II, of Golden State Water Company from October 2001 to October 2002	43	January 2004

Susan L. Conway	Senior Vice President, Administrative Services, of Golden State Water Company; Vice President Regulatory Affairs of Golden State Water Company from January 1998 to January 2004	45	January 2004

James B. Gallagher	Vice President of Customer Service, Region III, of Golden State Water Company	52	April 1997

William C. Gedney	Vice President of Water Quality, of Golden State Water Company; Manager of Water Quality of Golden State Water Company from 1997 to January 2004	52	January 2004

			Held Current
Name	Principal Occupation and Experience	Age	Position Since
Granville Hodges	Vice President of Operations, of American States Utility Services, Inc.; Manager of Operations and Business Development of American States Utility Services, Inc. from June 2004 to February 2007; Customer Service Manager from 1996 to 2004, Golden State Water Company	47	February 2007

Patrick R. Scanlon	Vice President of Customer Service, Region II, of Golden State Water Company; District Manager of Golden State Water Company from December 1994 to October 2002	49	October 2002

Bryan K. Switzer	Vice President Regulatory Affairs of Golden State Water Company; Tariff Manager of Golden State Water Company from October 2000 to September 2004	50	September 2004

Eva G. Tang	Vice President, Treasurer & Assistant Secretary of Golden State Water Company; Financial Planning Manager, Assistant Treasurer &Assistant Secretary of Golden State Water Company from October 1999 to October 2002	51	October 2002

Roland S. Tanner	Vice President of Customer Service Region I. Regulatory Affairs Manager 1998 to September 2004	50	September 2004

Compensation Discussion and Analysis

     Our compensation committee, which consists entirely of independent directors, reviews annually the compensation of our executive officers, recommends for approval by independent members of the board the salary and discretionary bonuses for all executive officers and stock grant awards to executive officers pursuant to our 2000 Stock Incentive Plan. The compensation committee reviews trends in executive compensation and considers changes in accounting principles and tax laws that impact executive compensation. The compensation committee also recommends changes in the executive compensation program and the terms of our employee benefit, pension and welfare plans for approval by the independent members of the board of directors.

Objectives of the Executive Compensation Program

     In general, the compensation committee has designed the executive compensation program to reward, motivate and retain the skilled management necessary to achieve our goals of increasing shareholder value and maintaining a leadership position in the industry. The compensation committee has established as its objectives the design and implementation of an executive compensation program that will provide fair, equitable and reasonable compensation to executive officers, reward excellent team and individual job performance and attract, retain and motivate talented and experienced executives. The compensation committee recognizes that the company’s financial performance is dependent upon a number of factors beyond the immediate control of management, such as weather, water quality and water supply. The compensation committee also takes into account the practices of the California Public Utilities Commission and the Arizona Corporation Commission relating to the reasonableness of compensation paid by the company to its executive officers, managers and other employees of its regulated utilities.

Executive Compensation Policies

     The compensation committee believes that it is important that the company continue to offer compensation packages to its executive officers that are comparable with those provided by its peers in order to retain and attract skilled management. The compensation committee therefore, as a matter of policy, bases its compensation recommendations, in part, upon a review of the executive compensation programs of members of its peer group consisting of Aqua America, Inc., Artesian Resources Corporation, California Water Service Group, Connecticut Water, Inc., Middlesex Water Company, SJW Corp. and Southwest Water Company. The compensation committee also engages outside consultants to assist it in understanding recent trends in executive compensation in order to make certain that the company continues to offer competitive compensation packages to its executive officers.

     The compensation committee believes that it is important for the chief executive officer to be involved in making recommendations to the compensation committee regarding changes in the company’s executive compensation program and the compensation to be paid to other executive officers. Board members are not involved in the day to day management of the company. The chief executive officer is therefore in a better position than members of the board to know the types of programs that motivate and reward members of the current management team and to evaluate the performance of each of the other executive officers.

     The compensation committee recommends discretionary bonuses be paid to executive officers based on the recommendations of the chief executive officer, a review of the performance of the company and the performance of each of these executive officers during the prior year. The compensation committee does not use any pre-set performance criteria in determining whether and to what extent discretionary bonuses should be awarded. The compensation committee also recommended that we discontinue awarding stock options with cash dividend equivalent rights under the 2000 Stock Incentive Plan in favor of awarding both restricted stock units and stock options.

     The company has not adopted a policy for recovery of awards or payments to executive officers if the company’s financial statements are restated. The compensation committee will, however, take a restatement into account in making compensation decisions in subsequent years.

     The compensation committee believes that it is important for the company’s compensation program to include stock awards in order to more closely align the interests of management with those of shareholders. The compensation committee is also in the process of developing recommendations for adoption of stock ownership guidelines for executive officers.

     During the past five years, the compensation committee has determined the effective date of annual stock and option awards to executive officers and managers in the following manner:

  if the compensation committee made awards at a meeting of the compensation committee in any month, other than December, the compensation committee established the effective date of the award as the date of the compensation committee meeting, and if the compensation committee made awards at a meeting of the compensation committee in December, the compensation committee established the effective date of the award as either January 1 or the first business day in January of the following year.

     The compensation committee's practices with respect to awards made to new employees have varied depending upon whether the committee acted at a meeting of the compensation committee or by unanimous written consent. If the compensation committee acted at a meeting, the compensation committee established the effective date of the award as either the date prior to the effective date of employment or the date of employment. In each case, the compensation committee acted prior to the effective date of the award. If the compensation committee acted pursuant to a unanimous written consent, the compensation committee established the effective date of the award as a date after the date on which the company received the last signature on the unanimous written consent.

     In every case, the compensation committee established the exercise price of stock options as the closing price of the company's common shares as reported on the New York Stock Exchange Composite Tape on the effective date of the award.

     Each of the executive officers of the company has a change in control agreement with the company, except Michael George and Granville Hodges, which provides for benefits in the event of a change in control if the executive officer’s employment is terminated other than for cause or disability or the executive terminates employment for good reason. The compensation committee believes that change in control agreements of this type enhance shareholder value by eliminating incentives for management to resist a change in control that may be beneficial to shareholders.

Process for Approving 2006 Executive Compensation

     The compensation committee engaged Frederic W. Cook & Co., Inc. or Cook, as an independent outside compensation consultant, to assist the chief executive officer in preparing recommendations to the compensation committee for changes in the executive compensation program in 2006, to advise the compensation committee regarding recent trends in executive compensation and to make recommendations to the compensation committee regarding the elements of the company’s executive compensation program.

     During the fourth quarter of 2005, representatives of Cook analyzed the executive compensation programs of the company’s peer group. They suggested that the compensation committee consider positioning cash compensation for executive officers in 2006, including bonuses, between the median and the 75th percentile of competitive total annual cash compensation of our peer group and that stock awards be set at median competitive levels. Cook recommended that stock awards consist 50% of stock options and 50% of restricted stock units.

     In addition to the presentations and report prepared by Cook, the compensation committee reviewed charts showing total annual cash and non-cash compensation that had been paid to our named executive officers each year since 1999 and that would be payable to each of our named executive officers through 2008 based on proposed changes to the company’s executive compensation programs. The compensation committee also reviewed charts showing cash compensation that would be payable to each named executive officer at the 50th, 75th and 90th percentiles of competitive total annual compensation.

     Mr. Wicks made recommendations to the compensation committee regarding the salary, and stock incentive compensation to be paid to executive officers and managers in 2006, other than the chief executive officer, at the January 2006 meeting of the compensation committee. At the January 2007 meeting of the compensation committee, Mr. Wicks made recommendations regarding the discretionary bonuses to be paid to five of the executive officers, other than the chief executive officer based on the company’s performance and the performance of each of our executive officers.

     After discussion and consideration of this information, the compensation committee approved option and stock awards and recommended salary increases for each of the executive officers. The compensation committee also recommended in 2007 that discretionary bonuses be paid to five of our executive officers based on their performance in 2006. The independent members of the board approved the compensation committee’s salary and bonus recommendations.

Elements of Executive Compensation

     The company’s compensation program in 2006 consisted of five elements:

  base salary;

  discretionary cash bonuses;

  restricted stock unit and option awards;

  retirement benefits; and

  welfare and other benefits and perquisites.

Base Salary

     The independent members of the board approved an increase in the salary of each executive officer of 3.8% of the executive’s 2005 salary for inflation, plus an amount equal to the number of stock options awarded times a dividend rate of $0.90 to reflect the value of dividend equivalents that would have been received in 2006 if the compensation committee had granted stock options with dividend equivalent rights in 2006 as in prior years. In addition, the independent members of the board approved an increase in salaries for executive officers of 7% to compensate the officers for the termination of our annual cash incentive plan in 2005. Under the annual cash incentive plan, officers could earn cash bonuses of up to 10% of the previous year’s salary based upon pre-determined performance criteria.

     The compensation committee believes that increasing the base salary of each of its named executive officers at approximately the same level furthers its objective of encouraging its named executive officers to perform as a team.

Discretionary Cash Bonus

     The independent members of the board approved discretionary cash bonuses for Mr. Sprowls and Ms. Kruger of $30,000 and $25,000, respectively, based on their performance in 2006. These discretionary cash bonuses were awarded in January 2007. The compensation committee believes that this element furthers its objective of rewarding executives based upon their performance during the year.

Stock and Option Awards

     In 2006, the compensation committee approved two types of stock awards, a stock option award and a restricted stock unit award, with 50% of the long-term incentive value in each type of award. The compensation committee believes that stock awards are an important means of creating incentives for management to take actions that increase shareholder value. In making stock awards, the compensation committee takes into account the amount of stock available for stock awards under the 2000 Stock Incentive Plan, the dilutive effect of these types of awards on existing shareholders and the value of long term incentive compensation provided by our peer group to its executive officers.

     Each executive officer also received cash payments in 2006 with respect to dividend equivalent rights awarded on stock options granted in 2004 and 2005. The compensation committee did not award any stock options with cash dividend equivalent rights in 2006. Under the terms of the restricted stock awards made by the compensation committee in 2006, each executive officer has the right to receive additional restricted stock units on these restricted stock unit awards with a value equal to the dividend payable to common shareholders on a corresponding common share until each of the restricted stock units vest.

Comparison of Cash Compensation and Stock Awards to Benchmarks

     The percentile of total cash compensation awarded to each named executive officer for 2006 was between 50% and 75% of total annual compensation of our peer group in 2005 for three of the company’s named executive officers. The total cash compensation awarded to Mr. Wicks and Ms. Kruger for 2006 was between 75% and 80% of total annual compensation of our peer group in 2005. If the cash payments received by each of our named executive officers with respect to cash dividend equivalents rights awarded on stock options granted in 2004 and 2005 are considered part of cash compensation for 2006, total annual cash compensation provided to a majority of the executive officers was above 75% of total annual compensation of our peer group in 2005. The percentile of total long term compensation of stock awards made to each named executive officer was set at median competitive levels of the market.

Retirement Benefits

     We have a pension plan that provides eligible employees monthly benefits based on average salaries and length of service. Our named executive officers are entitled to participate in this plan, subject to limits imposed by the Internal Revenue Code, on the same basis as other employees. We also provide each of our executive officers with a supplemental retirement benefit to make up benefits under the pension plan which is limited by the Internal Revenue Code and to provide additional benefits to assist us in retaining our executive officers.

     We have a 401(k) plan under which employees may invest a percentage of their pay, up to a maximum amount prescribed by law, in an investment program managed by an outside manager. We provide matching contributions for each of our employees who participate in the plan of 100% up to 3% of salary; and 50% from more than 3% to 6% of salary. Each of our executive officers is entitled to participate in this plan on the same basis as other employees, subject to the limits imposed by the Internal Revenue Code.

     We provide all active employees who were hired prior to February 1995 with medical, dental and vision benefits after they have retired. All of our executive officers, other than Mr. Sprowls, Mr. George, Ms. Tang, Mr. Switzer and Mr. Gedney, are entitled to these benefits.

Welfare and Other Benefits and Perquisites

     We provide all active full-time employees with medical, dental and vision benefits and life insurance coverage. All employees are required to pay 15% of the company’s premiums for the medical, dental and vision benefits except for certain employees at the subsidiary level of ASUS. We pay all premiums for life insurance coverage in the amount of $50,000 for all employees. Each of our executive officers is entitled to these benefits on the same basis as other employees. Each executive officer also received a holiday bonus of approximately $156 in 2006 on the same basis as other employees.

     All active full-time employees receive time off with pay for vacation and sick leave in accordance with company policy. Executives receive vacation accrual on the basis of the number of continuous months of service, with 1 to 60 months of service equating to 20 days per year of vacation; 61 to 120 months of continuous service equating to 25 days of vacation per year and 121 months of continuous service and over equating to 26 days of vacation per year. Executives receive sick leave benefits on the same basis as all other employees.

     Each of our executive officers is entitled to the benefits of a travel insurance policy provided by the company and the use of a company-owned car. The company also reimburses each executive officer up to $150 per month for a single membership at a health club. Mr. Dickson and Mr. Harris are the only named executives that were reimbursed for health club expenses in 2006.

Changes in Executive Compensation Programs in 2006

     We made the following changes to our executive compensation programs in 2006:

  The board of directors approved an amendment to the 2000 Stock Incentive Plan to permit the compensation committee to award restricted stock in the form of restricted stock units, because of the procedural difficulties associated with awards of restricted stock. The restricted stock units awarded in 2006 included dividend equivalent rights in the form of additional restricted stock units.

  Following a review of the terms of stock awards granted by our peer group, the compensation committee approved a revised form of stock option agreement which changed the vesting and exercisability provisions of stock option grants following termination of employment. These changes are described below under “How were certain of our executive officers compensated in 2006?”

  We amended the definition of “compensation” used in the formula for calculating benefits under the Golden State Water Company Pension Restoration Plan or pension restoration plan to include any “cash pay” annual performance incentive plan (other than any extraordinary bonus, such as a holiday, year end, anniversary or signing bonus) and dividend equivalents paid in cash with respect to stock awards granted prior to 2006 under any equity incentive program. We also revised the formula for calculating benefits payable under this plan which are described below under “What pension benefits are payable to these executive officers?”

  Section 409A of the Internal Revenue Code imposes stiff penalties on deferred compensation plans and arrangements. Although compliance deadlines have generally been extended pending release of final regulations by the Internal Revenue Service, certain aspects of Section 409A are clear. Accordingly, we amended the Non-Employee Directors Stock Plan to eliminate certain deferral elections previously in this plan.

  Under FASB Statement No. 123, as recently revised, any discretionary adjustment of equity compensation under plans that do not provide for automatic adjustments upon an equity restructuring, such as a stock split or stock dividend, may result in additional compensation expense to the grantor. In light of this revision, we amended the Non-Employee Directors Stock Plan and the 2000 Stock Incentive Plan to clarify that we must make equitable and proportionate adjustments of awards under each of these plans in the event of an equity restructuring, such as a stock split or a stock dividend, to the extent required to prevent enlargement or dilution of rights or benefits granted under the terms of each of these plans.

  We amended the company’s 401(k) plan to require matching contributions to be made in accordance with a participant’s investment elections. The board of directors approved this amendment in December 2006. Prior to the amendment, we made matching contributions in our common shares.

     We did not make any material revisions to any equity compensation plans in 2006 that required shareholder approval.

Compensation Committee Report

     The compensation committee has reviewed and discussed the Compensation Discussion and Analysis with management. On the basis of this review and discussion, the compensation committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement and in our Form 10-K for the year ended December 31, 2006 by incorporation by reference to this proxy statement.

     This report is submitted by:
            James L. Anderson, Chair
            N. P. Dodge, Jr., Member
            Anne M. Holloway, Member
            Robert F. Kathol, Member

How were certain of our executive officers compensated in 2006?

     We compensated each of our most highly compensated executive officers in 2006 as more particularly described below. Unless otherwise specified, the principal position of the executive officer is with American States Water Company. We also reimbursed each of these executive officers for expenses incurred in the performance of his or her duties as an executive officer. None of these executive officers received perquisites in excess of that executive’s annual salary in 2006.

SUMMARY COMPENSATION TABLE

						Change in
						Pension Value
						and Non-
						Qualified
						Deferred
				Stock	Option	Compensation	All Other
Name and Principal		Salary	Bonus	Awards	Awards	Earnings	Compensation	Total
Position	Year	($)	($)	($)(1)	($)(2)	($)(3)	($)(4)	($)
Floyd E. Wicks	2006	$478,265	$ -	$102,733	$115,336	$109,214	$65,163	$870,711
President and Chief
Executive Officer(5)
Robert J. Sprowls	2006	271,248	30,000	15,533	17,446	44,915	52,674	431,816
Senior Vice president,
Chief Financial Officer,
Corporate Secretary and
Treasurer
Joel A. Dickson	2006	274,572	-	15,533	17,446	101,718	36,585	445,854
Senior Vice President,
Golden State Water
Company
McClellan Harris III	2006	260,168	-	11,655	13,084	104,232	34,377	423,516
Senior Vice President
and Secretary of
American States Utility
Services, Inc.
Denise L. Kruger	2006	242,440	25,000	11,655	13,084	54,006	37,071	383,256
Senior Vice President,
Operations, Golden
State Water Company

(1) The amounts in this column are the dollar amounts that we recognized on our financial statements for the year ended December 31, 2006 for the fair value of restricted stock units granted in 2006 in accordance with SFAS No. 123(R). We provide information regarding the assumptions used in the calculation of these amounts in note 11 to our financial statements for the year ended December 31, 2006 in our Form 10-K filed with the Securities and Exchange Commission on March 16, 2007. We did not make any other type of stock award in 2006. None of our named executive officers forfeited any stock awards in 2006.
(2) The amounts in this column are the dollar amounts that we recognized on our financial statements for the accordance with SFAS No. 123(R). We provide information regarding the assumptions used to calculate the value of all awards of stock options made to executive officers in note 11 to our financial statements in our Form 10-K for the year ended December 31, 2006. None of our executive officers forfeited any option awards in 2006.
(3) This column represents the sum of the change in the value of the pension plan and pension restoration plan in 2006 for each of the named executives. The change in the pension value under the Golden State Water Company Pension Plan, or pension plan was $53,287, $20,816, $60,045, $67,386 and $30,568 for each of Mr. Wicks, Mr. Sprowls, Mr. Dickson, Mr. Harris and Ms. Kruger, respectively. The change in the pension value under the pension restoration plan was $55,927, $24,099, $41,673, $36,846 and $23,438 for each of Mr. Wicks, Mr. Sprowls, Mr. Dickson, Mr. Harris and Ms. Kruger, respectively. See the Pension Benefits Table on page 33 for additional information regarding the retirement age assumptions used in making these calculations. We provide additional information regarding the assumptions used to calculate the change in pension value in note 10 to our financial statements in our Form 10-K for the year ended December 31, 2006. We did not pay any executive officer above-market or preferential earnings on compensation that is deferred under a non-qualified deferred compensation plan.
(4) We provide information on the amount and types of benefits included in “Other Compensation” in the table below.
(5) We have recognized the full grant date fair value of all stock and option awards granted to Mr. Wicks in 2006 regardless of the vesting of the awards since Mr. Wicks is eligible for retirement and his awards will continue to vest during the term of the grant after termination of his employment, unless his employment is terminated for cause. Mr. Wicks was eligible to receive the full value of his pension benefits at December 31, 2006.
____________________

     The following table provides information regarding the amount and types of benefits included in “All Other Compensation” in the previous table.

ALL OTHER COMPENSATION

	Floyd E.	Robert J.	Joel A.	McClellan	Denise L.
Type	Wicks	Sprowls	Dickson	Harris III	Kruger
Employer 401(k) Matching Contribution	$ 9,900	$ 9,900	$ 9,900	$ 9,900	$9,900
Life Insurance(1)	192	192	192	192	192
Holiday Pay	156	156	156	156	156
Personal Use of Company Car(2)	8,151	3,067	3,839	1,771	4,765
Travel Insurance Policy(3)	81	81	81	81	81
Health Club	-	-	440	300	-
Relocation Expenses(4)	-	20,968	-	-	-
Dividend Equivalents Paid in Cash(5)	46,683	18,310	21,977	21,977	21,977

(1) We provide group term life insurance and accidental death and dismemberment insurance to each of our employees. In the event of an employee’s death, the employee’s beneficiary is entitled to receive $50,000 under the group life insurance policy. The accidental death and dismemberment insurance pays additional benefits if an employee suffers a covered accidental loss resulting in death, dismemberment or paralysis. We prorated the premium paid on these policies equally among all employees.
(2) The value is based on an estimate of the aggregate incremental costs incurred by the company for the personal use of company-provided automobiles by each of the named executive officers.
(3) We allocated one-third of the premium of $4,617 (three year premium) for coverage under a blanket accident insurance policy. The cost is equally allocated among each of the board members and executive officers.
(4) Mr. Sprowls was reimbursed for expenses associated with his moving from Illinois to California. These expenses included reimbursement of realtor fees and certain closing costs for the sale of his home in Illinois and a gross-up for income taxes.
(5) We made cash payments to each executive officer in connection with dividend equivalent rights on options awarded in 2004 and 2005 which are not included in the value of option awards in the previous table.
____________________

     We do not have employment agreements with any of our executive officers.

     An executive officer has the right to exercise all vested stock options for a period of ten years following the date of grant while the executive is employed by us. An executive also has the right to exercise his or her options for three months following the date of termination of employment, unless the executive is terminated for cause. If the executive’s employment is terminated as a result of death or total disability or voluntary termination of employment when the executive is at least 55 and the sum of the executive’s age and years of employment is equal to or greater than 75, the executive (or, in the case of death, his personal representative) will have the right to exercise all options, whether or not vested, at any time during the remaining term of the option.

     We also granted restricted stock units to each of our executive officers in 2006 which vest over a three year period. If the executive’s employment is terminated for cause or the executive voluntarily terminates his or her employment at a time when the executive is not at least 55 or the sum of his or her age and years of employment is not at least 75, the executive will forfeit all restricted stock units that have not vested on the severance date.

     Mr. Wicks is the only executive officer who is at least 55 and whose age and years of service total at least 75. We provide information regarding the vesting of each executive’s option and restricted stock unit awards in the table below describing all equity awards outstanding at December 31, 2006.

     Each of the awards granted in 2006 vest at the rate of 33% one year after the date of grant, 33% two years after the date of grant and 34% three years after the date of grant.

     We paid cash dividends to each of our executive officers in 2006 on the shares underlying each of the options granted in 2004 and 2005 in an amount equal to the cash dividends payable on each of our common shares. We also awarded each of our executive officers restricted stock units in 2006 in an amount equal to the cash dividend payable on our common shares during the first, second, third and fourth quarters of 2006 times the number of restricted stock units granted to the executive officer divided by the closing price of our common shares on the dividend payment date as provided in the 2000 Stock Incentive Plan. The value of the restricted stock units is included in the “Stock Awards” column in the Summary Compensation Table.

What plan-based awards did we make to these executive officers in 2006?

     Each of the named executive officers received a grant of stock options and restricted stock units in 2006 as more particularly described below.

GRANTS OF PLAN-BASED AWARDS IN 2006

			All Stock	All Option		Grant
			Awards:	Awards:	Exercise	Date Fair
			Number of	Number of	or Base	Value of
			Shares of	Securities	Price of	Stock and
			Stock or	Underlying	Option	Option
	Grant	Award	Units	Options	Awards	Awards
Name	Date(1)	Date(2)	(#)	(#)	($/Share)	($)(3)
Floyd E. Wicks	1/30/2006	1/30/2006	2,965.0			$100,009
	1/30/2006	1/30/2006		14,399	$33.73	115,336
	3/1/2006	1/31/2006	19.0			667
	6/1/2006	4/28/2006	17.8			671
	9/1/2006	7/31/2006	17.5			675
	12/1/2006	10/27/2006	19.0			710
Robert J. Sprowls	1/30/2006	1/30/2006	1,482.0			$49,988
	1/30/2006	1/30/2006		7,199	$33.73	57,664
	3/1/2006	1/31/2006	9.5			333
	6/1/2006	4/28/2006	8.9			336
	9/1/2006	7/31/2006	8.7			338
	12/1/2006	10/27/2006	9.5			355
Joel A. Dickson	1/30/2006	1/30/2006	1,482.0			$49,988
	1/30/2006	1/30/2006		7,199	$33.73	57,664
	3/1/2006	1/31/2006	9.5			333
	6/1/2006	4/28/2006	8.9			336
	9/1/2006	7/31/2006	8.7			338
	12/1/2006	10/27/2006	9.5			355
McClellan Harris III	1/30/2006	1/30/2006	1,112.0			$37,508
	1/30/2006	1/30/2006		5,400	$33.73	43,254
	3/1/2006	1/31/2006	7.1			250
	6/1/2006	4/28/2006	6.7			252
	9/1/2006	7/31/2006	6.6			253
	12/1/2006	10/27/2006	7.1			266
Denise L. Kruger	1/30/2006	1/30/2006	1,112.0			$37,508
	1/30/2006	1/30/2006		5,400	$33.73	43,254
	3/1/2006	1/31/2006	7.1			250
	6/1/2006	4/28/2006	6.7			252
	9/1/2006	7/31/2006	6.6			253
	12/1/2006	10/27/2006	7.1			266

(1) Pursuant to the terms of the 2000 Stock Incentive Plan, the effective date of the award of dividend equivalent rights on restricted stock units is the dividend payment date for our common shares set by the board of directors.
(2) Pursuant to the terms of the 2000 Stock Incentive Plan, the award date of dividend equivalent rights is the date that the board declares the payment of a dividend on our common shares.
(3) We provide information regarding the assumptions used to calculate the value of all awards made to executive officers pursuant to the 2000 Stock Incentive Plan in note 11 to our financial statements in our Form 10-K for the year ended December 31, 2006. The values included in this table are for the full grant date fair value of the awards made in 2006 without regard to the three year vesting conditions described above.
____________________

     We do not currently have any equity or non-equity incentive plans.

What equity awards granted to these executive officers were outstanding at the end of the year?

     Each named executive officer had the stock option and restricted stock unit awards outstanding at December 31, 2006 described in the table.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2006

	Option Awards				Stock Awards
	Number of	Number of				Market Value
	Securities	Securities			Number of	of Shares or
	Underlying	Underlying			Shares or	Units
	Unexercised	Unexercised	Option		Units	That Have
	Options	Options	Exercise	Option	That Have	Not
	Exercisable	Unexercisable	Price	Expiration	Not Vested	Vested
Name	(#)	(#)	($)	Date	(#)	($)(1)
Floyd E. Wicks	16,930		$25.55	2/1/2014
	8,465		25.92	1/2/2015
		8,720(2)	25.55	2/1/2014
		17,815(3)	25.92	1/2/2015
		14,399(4)	33.73	1/29/2016
					3,038(6)	$117,328
Robert J. Sprowls	3,985		$23.24	6/29/2014
		4,105(5)	23.24	6/29/2014
		8,090(3)	25.92	1/2/2015
		7,199(4)	33.73	1/29/2016
					1,519(7)	$58,664
Joel A. Dickson	4,075		$23.43	2/3/2012
	12,075		23.15	12/31/2012
	7,970		25.55	2/1/2014
	3,985		25.92	1/2/2015
		4,105(2)	25.55	2/1/2014
		8,090(3)	25.92	1/2/2015
		7,199(4)	33.73	1/29/2016
					1,519(7)	$58,664
McClellan Harris III	6,000		$20.83	4/30/2010
	6,000		23.21	1/1/2011
	12,075		23.43	2/3/2012
	12,075		23.15	12/31/2012
	7,970		25.55	2/1/2014
	3,985		25.92	1/2/2015
		4,105(2)	25.55	2/1/2014
		8,090(3)	25.92	1/2/2015
		5,400(4)	33.73	1/29/2016
					1,139(8)	$43,988
Denise L. Kruger	6,000		$23.21	1/1/2011
	9,075		23.43	2/3/2012
	9,075		23.15	12/31/2012
	7,970		25.55	2/1/2014
	3,985		25.92	1/2/2015
		4,105(2)	25.55	2/1/2014
		8,090(3)	25.92	1/2/2015
		5,400(4)	33.73	1/29/2016
					1,139(8)	$43,988

(1) We determine the market value of restricted stock units that have not vested by multiplying the number of unvested restricted stock units outstanding on December 31, 2006 by the closing price of our common shares on December 29, 2006 as reported on the New York Stock Exchange Composite Tape. The closing price of our common shares on December 29, 2006 as reported was $38.62.
(2) These options vest on February 1, 2007.
(3) These options vest on January 2, 2007 and 2008.
(4) These options vest on January 29, 2007, January 29, 2008 and January 29, 2009.
(5) These options vest on June 29, 2007.
(6) Of this amount 1,002 restricted stock units vested on January 29, 2007, 1,002 will vest on January 29, 2008 and the remainder will vest on January 29, 2009.
(7) Of this amount 501 restricted stock units vested on January 29, 2007, 501 will vest on January 29, 2008 and the remainder will vest on January 29, 2009.
(8) Of this amount 376 restricted stock units vested on January 29, 2007, 376 will vest on January 29, 2008 and the remainder will vest on January 29, 2009.
____________________

     None of our named executive officers have any outstanding equity incentive awards.

Did any of these executive officers exercise options or have restricted stock or restricted stock units vest in 2006?

     Each of our named executive officers, other than Mr. Harris, exercised stock options in 2006. None of our named executive officers had any outstanding awards of restricted stock or restricted stock units vest in 2006.

OPTION EXERCISES AND STOCK VESTED IN 2006

	Option Exercises
	Number of Shares Acquired
	on Exercise	Value Realized on Exercise
Name	(#)	($)(1)
Floyd E. Wicks	73,150	$1,018,579
Robert J. Sprowls	7,970	120,825
Joel A. Dickson	20,000	299,932
Denise L. Kruger	6,000	103,080

(1) We determined the value realized on exercise of an option by determining the difference between the closing market price of our common shares at the time of exercise as reported in the New York Stock Exchange Composite Tape and the exercise price of the option.
____________________

What pension benefits are payable to these executive officers?

     We provide pension benefits for each of our named executive officers under the pension plan and the pension restoration plan. We provide information in the table below reflecting the present value of the accumulated benefit provided to each of our named executive officers under each of these plans as of December 31, 2006.

PENSION BENEFITS

		Number of Years of	Present Value of
		Credited Service	Accumulated Benefit(1)
Name	Plan Name	(#)	($)
Floyd E. Wicks	Pension Plan	18	$836,722
	Pension Restoration Plan	18	1,366,278
Robert J. Sprowls	Pension Plan	2	$51,260
	Pension Restoration Plan	2	29,368
Joel A. Dickson	Pension Plan	16	$474,646
	Pension Restoration Plan	16	204,675
McClellan Harris III(2)	Pension Plan	16	$521,191
	Pension Restoration Plan	16	207,061
Denise L. Kruger	Pension Plan	14	$208,527
	Pension Restoration Plan	14	63,648

(1) The present value of the accumulated benefit for each executive officer, other than Mr. Wicks, is based on the age when he or she would be eligible to retire with full benefits, which is 62 for each of the executive officers, other than Mr. Sprowls, and 63 and 10 months for Mr. Sprowls. The present value of the accumulated benefit for Mr. Wicks is based on his age at December 31, 2006 since he is currently eligible to retire with full benefits. If we had assumed that each executive would retire at age 65, the normal retirement age under each of these plans, the present value of the accumulated benefit under the pension plan would instead be $716,191, $46,648, 373,903, $410,349 and $165,633, for Mr. Wicks, Mr. Sprowls, Mr. Dickson, Mr. Harris and Ms. Kruger, respectively, and the present value of the accumulated benefit under the pension restoration plan would instead be $1,168,837, $26,681, $160,538, $162,409 and $50,395, for Mr. Wicks, Mr. Sprowls, Mr. Dickson, Mr. Harris and Ms. Kruger, respectively.
(2) Mr. Harris was eligible to retire with a 50% reduction in benefits at December 31, 2006. If we had assumed that Mr. Harris retired at December 31, 2006, the present value of his accumulated benefit for the pension plan and the pension restoration plan would instead be $447,176 and $179,684, respectively.
____________________

     Each of our executive officers is a participant in the pension plan. This plan is a defined benefit pension plan available to all eligible employees who are 21 years or older and have completed 1,000 hours of service in the first year of employment or in any subsequent plan. The normal retirement benefit is 2% of an employee’s five highest consecutive years average earnings multiplied by the number of years of credited service, up to a maximum of 40 years, reduced by a percentage of primary social security benefits. Normal retirement age is 65. An employee must have five years of credited service in order to receive benefits under this plan. For purposes of this plan, compensation includes an executive’s salary and all other reportable compensation received by the executive, except bonuses, the value of the personal use of company-owned vehicles, unused vacation pay, severance pay and long-term incentive program payments, up to the maximum amount permitted under the Internal Revenue Code (which was $ 225,000 at January 1, 2007).

     The plan provides a special early retirement option for those employees who are at least 55 and have completed 5 years of credited service. The amount of the early retirement benefit will, however, be reduced based on special reduction factors set forth in the plan, unless the participant is at least 62 and the sum of his or her age and number of years of service, at retirement, equals at least 80.

     We also provide each of our executive officers additional pension benefits under the Pension restoration plan. Each executive has the right to receive a benefit under the terms of this plan equal to the sum of 2% of compensation for each year of service before 2006 plus 3% of compensation for each year of service after 2005, up to a combined maximum of 60% of compensation, less a percentage of primary social security benefits and amounts payable to the executive under the pension plan. For participants who were employed by the company on January 1, 2006, the benefit is the greater of the benefit under the formula described in the previous sentence or the benefit under the previous formula. Under the previous formula, each executive was entitled to receive a benefit equal to the sum of 2% of compensation for each year of service. For the purpose of this calculation, compensation includes all compensation paid to the executive, including bonuses paid pursuant to a “cash pay” annual performance incentive plan (other than an extraordinary bonus, such as a holiday, year end, anniversary or signing bonus) and dividend equivalents paid in cash to an executive in connection with awards made under the 2000 Stock Incentive Plan prior to 2006 and without regard to Internal Revenue Code limits. Mr. Sprowls has the right to receive these benefits even though he is not vested under the pension plan.

     Under the terms of each of these plans, an employee who is vested may retire and receive benefits at age 55 with a reduction in benefits of 50%. An employee, who retires after age 55, but prior to age 65, will receive a lesser reduction in benefits depending upon the age at which the executive retires, unless the sum of the executive’s age and years of service equals 80. Mr. Wicks is currently eligible to retire with full retirement benefits under these plans. Mr. Harris is currently eligible to retire with a benefit reduction of 50%.

     We did not make any payments to any named executive officer under either of our pension plans during the last year.

     We also provide a Medicare supplement insurance policy for each employee who we hired prior to February 1, 1995 and his or her spouse at or after age 65. Each of our named executive officers has a right to this benefit after reaching age 65, other than Mr. Sprowls who we hired after February 1, 1995.

Are any of these executive officers participants in a non-qualified deferred compensation plan?

     None of our named executive officers are participants in a defined contribution or deferred compensation plan, other than our 401(k) Investment Incentive Program, which is a tax-qualified defined contribution plan available to our employees generally.

What are the terms of these executives’ change in control agreements?

     Each of our named executive officers is a party to a change in control agreement which provides for certain benefits in the event of a change in control of the company if the executive officer’s employment is terminated other than for cause or disability or the executive terminates employment for good reason. A change in control under these agreements will generally include:

  any sale or other change in ownership of substantially all of our assets, unless our business is continued by another entity in which the holders of our voting securities immediately before the event own more than 55% of the continuing entity’s voting securities;

  any reorganization or merger, unless the holders of our voting securities immediately before the event own more than 55% of the continuing entity’s securities and at least a majority of the members of the board of directors of the surviving entity were members of our board of directors at the time of execution of the agreement or approval by our board of directors;

  an acquisition by any person or group acting in concert of more than 55% of our voting securities, unless the holders of our voting securities immediately before the event own more than 55% of the acquirer’s voting securities immediately after the acquisition;

  a tender offer or exchange offer by any person or group of more than 25% of our voting securities, unless the tender offer is approved by a majority of the members of our board of directors who were in office at the beginning of the 12-month period preceding the commencement of the tender offer; or

  a change of one-half or more of the members of our board of directors within a 12-month period, unless at least two-thirds of the directors then still in office at the beginning of the 12- month period approved the election or nomination for election of the new directors.

     An executive may terminate his or her employment for good reason if following the change in control:

  the executive is assigned duties inconsistent in any respect with the executive’s position or the executive is not re-appointed to the same position,

  the executive’s salary or benefits are reduced (including the elimination of any cash incentive or other cash bonus plan, without providing adequate substitutes), or the executive is located at an office that increases the distance from the executive’s home by more than 35 miles.

     Under the change in control agreements, we have generally agreed to pay each executive a cash lump sum payment equal to 2.99 times the sum of (i) the executive’s highest annual base salary during the preceding three years, (ii) the average of the amount paid to the executive pursuant to a “cash pay” incentive plan (excluding any extraordinary bonus, such as a holiday, year end, anniversary or signing bonus), and (iii) the average of the amount of cash received by the executive with respect to dividend equivalents credited to the account of the executive during the five calendar years preceding the date of termination of employment. We have also agreed to pay the executive in a cash lump sum the difference between (i) the single sum actuarial equivalent of the executive’s benefits under the pension plan and the pension restoration plan if the executive were credited with three additional years of service, and (ii) the single sum actuarial equivalent of the executive’s accrued benefits under the pension plan and the pension restoration plan at the time of the executive’s termination of employment. Each executive also has coverage under our health and welfare benefit plans for a period of two years after termination (three years for Mr. Wicks and Mr. Sprowls). In addition, all unvested options and restricted stock units will vest on the earlier of the change in control date or the date on which the executive’s employment is terminated. Each executive will also receive a gross-up payment if the executive officer is required to pay an excise tax under Section 4999 of the Internal Revenue Code.

     If we are unable to deduct any payments we make under a change in control agreement due to the limitations imposed by Section 162(m) of the Internal Revenue Code, we will defer such payments to the extent necessary to enable us to deduct the payments. Each executive will be entitled to interest on any deferred payments at the applicable federal tax rate under the Internal Revenue Code (which changes monthly). Under Section 162(m) of the Internal Revenue Code, we may generally not deduct for federal income tax purposes annual compensation in excess of $1,000,000 paid to any named executive officer.

     In addition, if we are required to make any payment under a change in control agreement which would be subject to Section 409A of the Internal Revenue Code, we will defer such payments until six months following the date of termination of the executive’s employment. Section 409A of the Internal Revenue Code sets forth requirements applicable to deferred compensation arrangements and imposes stiff penalties for non-compliance. Payments made under a change in control agreement may, in certain cases, be subject to the requirements of Section 409A.

What do we estimate we will pay each of these executive officers in the event his or her employment is terminated as a result of a change in control?

     Assuming that each of our executive’s employment was terminated on December 29, 2006 and based on the assumptions set forth below in the footnotes below, we estimate that we will make the following payments to our named executive officers:

CHANGE IN CONTROL BENEFITS (1)

	Floyd E.	Robert J.	Joel A.	McClellan	Denise L.
Payments and Benefits	Wicks	Sprowls	Dickson	Harris III	Kruger
Payments
Base Salary Benefit	$1,430,012	$ 811,032	$ 820,970	$ 777,902	$ 724,896
Bonus Benefit	156,895	42,458	76,909	76,132	63,747
Dividend Equivalent Rights Benefit	148,121	54,335	70,933	70,933	61,397
Excess Supplemental Executive	406,652	78,439	107,362	148,657	45,633
Retirement Plan Benefit(2)

Benefits
Welfare and Fringe Benefits(3)	25,950	36,126	24,084	17,300	24,084
Purchase of Automobile Benefit(4)	7,435	5,710	5,050	6,085	5,530
Stock Options Benefit(5)	35,454	16,895	17,089	15,383	15,383
Restricted Stock Units Benefit(6)	22,274	11,130	11,130	8,349	8,349
Tax Gross Up Payment(7)	851,021	408,917	448,098	480,776	383,217
Total	$3,083,814	$1,465,042	$1,581,625	$1,601,517	$1,332,236

(1) We have assumed, for purposes of preparing this table, that we make all change in control payments to each executive officer by January 31, 2007. As a result, we have not included any interest for deferral of any payments that would not be deductibility under Section 162(m) of the Internal Revenue Code.
(2) In calculating the single sum actuarial equivalent, we used an interest rate equal to 6% and the mortality table named and described in detail in Section A.1 of the pension plan, after reduction, if any, of the benefit using the “Regular Factors” under Section A.4 of the pension plan, each executive officer’s age at December 31, 2006, less a percentage of primary social security benefits, as required by the terms of each executive officer’s change in control agreement.
(3) Welfare benefits cover 85% of dental, medical and vision insurance premiums paid by the company for each named executive officer under the insurance plans currently offered by the company, and each named executive officer’s pro rata share of the group term life insurance and accidental death and dismemberment premiums based on premiums currently paid by the company for a period of three years after termination of the employment of Mr. Wicks and Mr. Sprowls and two years after termination of employment for each of the other named executive officers.
(4) We have estimated the value of this benefit as the difference between (i) the wholesale value of the company car which the executive officer has the right to purchase at the wholesale value, and (ii) the retail value of the car as shown in a national auto research publication.
(5) We measured the fair value of options which were not vested at December 31, 2006 using the difference between the exercise prices of the option grants and the price of our common shares on the date of each executive’s termination of employment, which we assumed was December 31, 2006. The closing price of our common shares as reported on the New York Stock Exchange Composite Tape on December 29, 2006, the last trading day of the year, was $38.62.
(6) We measured the fair value of restricted stock units which were not vested at December 31, 2006 assuming the price of our common shares on the date of each executive’s termination of employment was $38.62.
(7) We assumed that each of the executive officers would (i) be subject to Section 280G of the Internal Revenue Code, (ii) have a marginal combined federal and state income tax rate of 44.2467% for payments over $1 million and 43.5577% for under $1 million, (iii) receive cash equal to the difference between the exercise price of each stock option which was not vested on December 31, 2006 and $38.62, which is the closing price of our common shares on the New York Stock Exchange on December 29, 2006, and (iv) receive cash equal to $38.62 for each restricted stock unit which was not vested on December 31, 2006. We used 5.89% as the interest rate for determining the present value of the accelerated vesting of stock options and restricted stock units. As prescribed by the applicable regulations under Section 280G, this rate is equal to 120% of the applicable federal tax rate (compounded semiannually) for short-term periods for December 31, 2006 as set forth in Revenue Ruling 2006-61.
______________________________________

PROPOSAL 2: RATIFICATION OF AUDITORS

     The audit and finance committee has appointed PricewaterhouseCoopers LLP as our registered public accounting firm for the year ended December 31, 2007, subject to reconsideration if our shareholders do not ratify this appointment. We expect representatives of PricewaterhouseCoopers to attend the 2007 annual meeting. They will have an opportunity to make a statement at the 2007 annual meeting, if they desire to do so. They will also be available to respond to appropriate questions from you if you attend the 2007 annual meeting.

What are the audit and finance committee’s pre-approval policies and procedures?

     The audit and finance committee adopted a policy statement on February 2, 2004 regarding the approval of audit, audit-related, tax and other services provided by our registered public accounting firm. This policy statement specifies guidelines and procedures we will use to assist us in maintaining the independence of our registered public accounting firm and complying with Sections 201 and 202 of the Sarbanes-Oxley Act of 2002 and the related rules and regulations promulgated by the Securities and Exchange Commission. The audit and finance committee administers this policy statement. The policy statement established the four categories of permitted services described below, the reporting procedure for each category of permitted services, prohibited services and the pre-approval process we will use for each category of permitted service.

     The audit and finance committee has reviewed the advisability and acceptability of utilizing our external auditor, PricewaterhouseCoopers LLP, for non-audit services. In reviewing this matter, the committee focused on the ability of our external auditor to maintain its independence. Based on input from management and the committee’s review of procedures established by PricewaterhouseCoopers LLP, the committee finds that it is both advisable and acceptable to employ our external auditor for certain limited non-audit services from time-to- time.

Principal Accounting Fees and Services

     We have estimated the aggregate fees billed or we expect to be billed to us by PricewaterhouseCoopers LLP for the years ended December 31, 2006 and 2005 as follows:

Type of Fee	2005	2006
Audit Fees	$ 956,422	$1,145,846
Audit-Related Fees	5,937	-
Tax Fees	133,080	317,945
All Other Fees	-	-
Total	$1,095,439	$1,463,791

     Audit Fees

     Audit fees represent the aggregate fees billed, or which we expect we will be billed, for professional services rendered in connection with the audit of our annual financial statements, a review of our financial statements included in our Form 10-Qs filed with the Securities and Exchange Commission and services normally provided by our accountants in connection with statutory or regulatory filings and engagements. In 2006, audit fees also include $452,988 for attestation services rendered in connection with the Sarbanes-Oxley Act of 2002 and out of pocket expenses incurred in providing audit services.

     Audit-Related Fees

     Audit-related fees represent the aggregate fees billed, or which we expect we will be billed, for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements and are not included in audit fees, including fees for assistance with registration statements, comfort letters and consents. On a quarterly basis, the audit and finance committee pre-approves a specific quarterly limit on the amount of audit related fees for non-audit services. Management is also required to report the specific engagements to the committee and obtain specific pre-approval from the committee. All fees listed above have been pre-approved by the audit and finance committee.

     Tax Fees

     Tax fees represent the aggregate fees billed, or which we expect we will be billed, for professional services for tax compliance, tax advice and tax planning, including tax return review, review of tax laws and regulations and cases and other support in connection with complying with federal and state tax reporting and payment requirements.

     All Other Fees

     We have not been billed and do not expect to be billed for other products or services not included in the categories discussed above.

OTHER MATTERS

     Our management knows of no business, other than that mentioned above, to be transacted at the 2007 annual meeting. Unless otherwise instructed, the named proxies intend to vote in favor of any proposal to adjourn the 2007 annual meeting to enable management to continue to solicit proxies in favor of any proposal set forth in this proxy statement that has not obtained the requisite vote in favor of the proposal on the date of the 2007 annual meeting and in accordance with their judgment on any other matter that may properly come before the 2007 annual meeting.

OBTAINING ADDITIONAL INFORMATION FROM US

     This proxy statement incorporates by reference certain information from our financial statement footnotes in our Form 10-k for the year ended December 31, 2006. We undertake, on written or oral request, to provide you (or a beneficial owner of our securities entitled to vote), without charge, a copy of our annual report on Form 10-K for the year ended December 31, 2006 as filed with the Securities and Exchange Commission, including our financial statements and schedules. You should address your requests to the corporate secretary at American States Water Company, 630 East Foothill Boulevard, San Dimas, California 91773, telephone number 909-394-3600.

     We also undertake, upon written or oral request, to deliver promptly a separate copy of this proxy statement to a security holder at a shared address to which a single copy of this proxy statement was delivered. If you share an address with another shareholder and wish to receive a single copy of this proxy statement, instead of multiple copies, you may direct this request to us at the address or telephone number listed above.

     You may also visit our website at http://www.aswater.com to view the charters of our audit and finance committee, nominating and governance committee and compensation committee. We also provide a copy of our code of conduct and guidelines on significant governance issues on this website. You can find this information on our website by clicking on “Investors” and then clicking on “Governance”. You may also request a copy of our code of conduct and guidelines on significant governance issues and the charters of our audit and finance committee, nominating and governance committee and compensation committee from us at the address set forth above. We have provided a copy of our audit and finance committee charter to you as an appendix to this proxy statement.

APPENDIX I

AUDIT AND FINANCE COMMITTEE CHARTER
(Applicable to American States Water Company and its subsidiaries, hereinafter “the Corporation”)

PURPOSES: The Audit and Finance Committee (hereinafter, “the Committee”) is a committee of the Board of Directors (hereinafter, “the Board”). Its primary functions are: to assist the Board in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the shareholders and others, the systems of internal controls which management and the Board have established, and the audit process; and to review and make recommendations to the Board with respect to the management of the financial affairs of the Corporation. In doing so, the Committee shall have the sole responsibility and authority to appoint, oversee, terminate and compensate the Corporation’s independent accountants. The Committee shall provide an avenue of communication between the Board, management, the internal auditors and the independent accountants.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Corporation’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management. The independent auditors are responsible for planning and conducting the audit, in order to report on the financial statements. Nor is it the duty of the Committee to conduct investigations or to assure compliance with laws and regulations and the Corporation’s code of conduct.

The outside auditor and internal audit function ultimately report to the Board of Directors and the Audit and Finance Committee of the Board of Directors.

ORGANIZATION: The Board shall appoint the members of the Committee annually. The Committee shall be composed of at least three, but not more than five, directors, each of whom shall meet the independence and experience requirements of the New York Stock Exchange and the Securities and Exchange Commission (“SEC”). At least one member shall have the experience and knowledge to meet the definition of “financial expert” as defined by the rules of the SEC.

The Chairman of the Board shall serve as an “ex-officio” member of the Committee. The Board shall appoint one of the members of the Committee as Chairperson. It is the responsibility of the Chairperson to schedule all meetings of the Committee and, with the assistance of management, provide the Committee with a written agenda for all meetings.

Audit and Finance Committee members may receive no remuneration from the Corporation or its subsidiaries other than that received as members of the Board and committees of the Board.

In meeting its responsibilities, the Committee shall:

GENERAL
     - - Have the power to conduct or authorize investigations into any matters within the Committee’s scope of responsibilities. The Committee shall have unrestricted access to members of management and all information relevant to its responsibilities. The Committee shall be empowered to retain independent counsel, accountants or others to assist it in the conduct of any investigation of matters brought to its attention within the scope of its duties as outlined herein.

     - - Meet at least 4 times per year or more frequently as circumstances require. The Committee may ask members of management or others to attend the meetings and provide pertinent information as necessary.

     - - Submit the Committee meeting minutes and report actions of the Committee to the Board with such recommendations as the Committee may deem appropriate.

     - - Review the Committee’s charter annually and update as necessary and annually review its own performance.

     - - Review accounting and financial human resources and succession planning within the Corporation.

     - - Review and make recommendations to the board of directors regarding any transactions with related persons as defined in Item 404 of Regulation S-K.

     - - Perform such other functions assigned by law, the Corporation’s by-laws, or the Board.

     - - Receive reports under Section 10A of the Securities Exchange Act, which requires the Corporation’s independent auditors to report illegal acts (other than those which are inconsequential) to the Committee.

     - - Meet at least quarterly with the internal auditor, the independent accountants and the chief financial officer in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Committee. Among the items to be discussed in these meetings are the independent accountants’ evaluation of the Corporation’s financial, accounting and auditing personnel and the cooperation and/or any conflicts experienced with management during the course of the audit or other related engagements.

INTERNAL CONTROLS AND RISK ASSESSMENT
     - - Review and evaluate the effectiveness of the Corporation’s process for assessing significant risks or exposures and the steps management has taken to minimize such risks to the Corporation.

     - - Consider and review with management, the independent accountants (to the extent consistent with, or required by, their professional duties) and internal auditing:

     1. The adequacy and effectiveness of, or weaknesses in, the Corporation’s internal controls including computerized information system controls and security, the overall control environment and accounting and financial controls.

     2. Any related significant findings and recommendations of the independent accountants and internal auditing together with management’s responses thereto, including the timetable for implementation of recommendations to correct weaknesses in internal controls.

     - - Review with internal auditing the intended level of support for, and coordination with, the independent accountants. Discuss with the independent accountants their plans, if any, to use the work of internal auditing.

     - - Discuss with management, the Corporation’s independent accountants (to the extent consistent with, or required by, their professional duties), and internal auditing, the status and adequacy of management information systems and other information technology, including the significant risks related thereto and major controls over such activities.

FINANCIAL REPORTING
     - - Review filings with the SEC (including, without limitation “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” when applicable) and other significant published documents filed with other agencies containing the Corporation’s consolidated financial statements, including annual and interim reports, pre-announced press releases of earnings, statutory filings, as well as financial information and earnings guidance provided to analysts and ratings agencies, and consider whether the information contained in these documents is consistent with the information contained in the financial statements.

     - - Review with management and the independent accountants at the completion of the annual examination:

     1. The Corporation’s (and its separately reporting or consolidated subsidiaries, as applicable) annual consolidated financial statements and related footnotes.

     2. The independent accountants’ audit of the consolidated financial statements and its report thereon (and any separate reports on statements of subsidiaries, as applicable).

     3. Any significant changes required in the independent accountants’ audit plan.

     4. Any serious difficulties or disputes with management encountered during the course of the audit.

     5. The existence of significant estimates and judgments underlying the financial statements, including the rationale behind those estimates as well as the details on material accruals and reserves.

     6. Other matters related to the conduct of the audit that are to be communicated to the Committee under generally accepted auditing standards or pursuant to the rules of the SEC or the requirements of the New York Stock Exchange.

     7. Review the Corporation’s accounting principles and proposed changes thereto.

     - - Review the adequacy and appropriateness of the Corporation’s code of business conduct.

     - - Advise the Board with respect to the Corporation’s policies and procedures regarding compliance with applicable laws and regulations.

     - - Assess internal processes for determining and managing key financial statement risk areas.

EXTERNAL INDEPENDENT AUDITOR
     - - Review and consult with the Board concerning the independent accountants to be nominated to audit the consolidated financial statements of the Corporation and any separately reported subsidiaries. The Committee, however, shall have direct responsibility for appointing the independent accountants and has sole authority to approve the compensation of the independent accountants and to review and approve the discharge of the independent accountants.

     - - Approve, in advance, all audit services, and all non-audit services provided by the Corporation’s independent auditors that are not specifically prohibited under Sarbanes-Oxley unless such services are approved in accordance with policies relating to approval of services provided by the auditor duly adopted by the Committee. Non-audit services need not be approved in advance only if (1) (a) the aggregate amount of all such non-audit services are not more than 5% of all amounts paid to the independent auditors during the fiscal year, (b) they were not recognized to be non-audit services at the time of the engagement, and (c) they are promptly brought to the attention of the Committee and approved prior to the completion of the audit; or (2) if approved in accordance with policies relating to approval of services provided by the auditor duly adopted by the Committee.

     - - Meet with and review the scope and approach for the proposed annual audit with the independent accountants to:

     1. Assess the external auditors’ process for identifying and responding to key audit and internal control risks.

     2. Review the external auditors’ identification of issues and business and financial risks and exposures.

     3. Discuss with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, relating to the conduct of the audit.

     - - Confirm and assure the independence of the independent accountants in writing, including a review of the nature of all services and related fees provided by the independent accountants.

     - - Review the qualifications of the independent accountant.

     - - Direct the attention of the independent accountants to specific matters or areas deemed by the Committee to be of special significance; and authorize the independent accountants to perform such supplemental reviews or audits.

     - - Instruct the independent accountants to communicate directly to the Committee any serious difficulties or disputes with management and resolve disputes between management and the independent accountants.

     - - Recommend to the Board policies for the Corporation’s hiring of employees or former employees of the independent accountants who were engaged on the Corporation’s account.

     - - At least annually, obtain and review from the independent accountants, a report describing: the firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and all relationships between the independent accountants and the Corporation.

     - - Obtain and review any additional reports required to be obtained from the independent accountants pursuant to the rules of the SEC or the requirements of the New York Stock Exchange.

INTERNAL AUDITOR
     - - Meet with the internal auditor and evaluate the internal audit process for establishing the annual internal audit plans and the focus on risk and the intended level of support for, and coordination with, the independent accountants.

     - - Consider, in consultation with the internal auditors, the audit scope and the overall role of the internal auditors.

     - - Review and evaluate the scope, risk assessment and nature of the internal auditors’ plan and any subsequent changes, including whether or not the internal auditors’ plan is sufficiently linked to the Corporation’s overall business objectives and management’s success and risk factors.

     - - Receive prior to each meeting, a summary of the findings from completed internal audits since the prior such report and a progress report on the proposed audit plan, with explanations of deviations therefrom.

     - - At least annually, consider and review with management and internal auditing:

     1. Significant findings during the year and management’s responses thereto, including the timetable for implementation of the recommendations to correct weaknesses in internal control.

     2. Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.

     3. Any changes required in the planned scope of their audit plan.

     4. The internal auditing department budget and staffing.

     - - Internal auditing department’s compliance with The IIA’s Standards for the Professional Practice of Internal Auditing.

     - - Review and concur in the appointment, replacement, reassignment, or dismissal of personnel in internal auditing.

     - - Confirm and assure the independence of the internal auditor function within the Corporation.

FINANCE MATTERS
     - - Review and make recommendations thereon to the Board for the following:

     1. Proposed changes to the capital structure of the Corporation, including the establishment or revision of bank lines of credit or other short-term borrowing arrangements, the issuance of any intermediate or long-term indebtedness and the issuance of additional equity securities.

     2. Proposed capital expenditures budget of the Corporation.

     3. Performance of the investment manager for the Pension Plan assets.

     4. Financial impact of the implementation of all compensation and employee benefit plans and of any amendments or modifications thereto and the actuarial assumptions and financial policies pertaining to the investment of funds related to such plans.

     5. Operations of and reporting for all employee benefit plans to ensure that they are operated in accordance with existing legal requirements and sound financial principles.

     - - Consider, review and make appropriate recommendations to the Board with respect to all other financial matters of the Corporation specifically delegated to it by the Board in the management of the financial affairs of the Corporation.

     - - Review the activities of management in the sale and issuance of specific debt and equity securities, when specifically authorized to do so by action of the Board.

REPORTS
     - - Prepare the report required by the rules of the SEC to be included in the Corporation’s annual proxy statement.

     - - Submit a written affirmation annually, or whenever the composition of the Committee changes, to the New York Stock Exchange certifying that the Committee meets the requirements of the New York Stock Exchange.

     - - Disclose, at least on a triennial basis, this Charter in the Corporation’s annual meeting of shareholders.

Dated as of January 30, 2007.

630 East Foothill Boulevard, San Dimas, California 91773
909-394-3600 www.aswater.com

630 EAST FOOTHILL BOULEVARD
SAN DIMAS, CALIFORNIA 91773

PROXY SOLICITED BY BOARD OF DIRECTORS
MAY 22, 2007

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by American States Water Company, in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to American States Water Company, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	AMSTW1	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
AMERICAN STATES WATER COMPANY
The Board of Directors recommends that shareholders vote FOR each of the nominees for class I directors listed below and FOR ratification of the independent auditors.
Election of Directors					For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
1.

To elect four class I directors to the Board of Directors of the Company to serve until their successors are elected and qualified. The Board of Directors has nominated the following individuals for election as class I directors (1) James L. Anderson, (2) Diana M. Bontá, (3) Anne M. Holloway, and (4) Floyd E. Wicks.

					☐	☐	☐

									For	Against	Abstain
2.				To ratify the appointment of PricewaterhouseCoopers LLP as the independent auditors.					☐	☐	☐
3.				To transact any other business which may properly come before the meeting or any adjournment thereof.

Please sign exactly as name(s) appear(s) hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. If a limited liability company, please sign in name of limited liability company by authorized person.

For address changes and/or comments, please check this box and write them on the back where indicated.				☐

Please indicate if you plan to attend this meeting.		☐	☐
		Yes	No

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)			Date

INFORMATION ABOUT ATTENDING

We will hold the Annual Meeting at the Pasadena Hilton, 168 South Los Robles Avenue, Pasadena, California.

Shareholders must present a ticket to be admitted to the Annual Meeting. For shareholders of record, your admission ticket is the detachable portion of your proxy form. Please have your ticket out and available when you reach the registration area at the Annual Meeting.

For shareholders who hold shares through a brokerage firm, bank or other holder of record, your ticket is the copy of the latest account statement showing the American States Water Company investment. Please present this account statement to the Company representative at the Annual Meeting. You will not, however, be entitled to vote these shares at the Annual Meeting, unless you have obtained a legal proxy from your broker, bank or other shareholder of record. A copy of this account statement is not sufficient for this purpose.

AMERICAN STATES WATER COMPANY
2007 ANNUAL MEETING OF SHAREHOLDERS
MAY 22, 2007

This Proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Lloyd E. Ross and N.P. Dodge, Jr., and each or any of them, proxies of the undersigned, each with full power of substitution, to vote in their discretion at the Annual Meeting of Shareholders of the Company (the “Annual Meeting”) and any adjournments thereof. The Annual Meeting will be held on Tuesday, May 22, 2007 at 10:00 a.m., Pacific Time at the Pasadena Hilton, 168 South Los Robles Avenue, Pasadena, California.

This proxy, when properly executed, will be voted in the manner described herein by the undersigned shareholder(s) and the named proxies will, in their sole discretion, vote such shares on any other matters that may properly come before the meeting or any adjournments thereof. If no direction is made, this proxy will be voted FOR the listed nominees and FOR ratification of the appointment of the independent auditors. Further, if cumulative voting rights for the election of directors (Item 1) are exercised at the meeting, the proxies will cumulatively vote the shares as provided in the proxy statement. If a proposal is made to adjourn the meeting in order to enable management to continue to solicit proxies in favor of any of the above proposals, the proxies will be voted in favor of adjournment, unless otherwise directed.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)